                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM N-1A

                                   ----------

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                           REGISTRATION NO. 333-76407
                         POST-EFFECTIVE AMENDMENT NO. 10

                                       AND

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-9293
                         POST EFFECTIVE AMENDMENT NO. 10

                        DAVIS VARIABLE ACCOUNT FUND, INC.
                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                (1-505-820-3000)

Agents For Service:           Thomas D. Tays, Esq.
                          Davis Selected Advisers, L.P.
                        2949 East Elvira Road, Suite 101
                              Tucson, Arizona 85706
                                 1-520-434-3771

                                      -or-

                                Arthur Don, Esq.
                                Seyfarth Shaw LLP
                          55 E. Monroe St., Suite 4200
                             Chicago, IL 60603-5803
                                 1-312-602-2048

It is proposed that this filing will become effective:

     [_]  Immediately upon filing pursuant to paragraph (b)

     [X]  On May 1, 2006, pursuant to paragraph (b)

     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  On _____, pursuant to paragraph (a)(1) of Rule 485

     [_]  75 days after filing pursuant to paragraph (a)(2)

     [_]  On _______, pursuant to paragraph (a)(2) of Rule 485

Title of Securities being Registered: Common Stock of:

     DAVIS VALUE PORTFOLIO;
     DAVIS FINANCIAL PORTFOLIO; AND
     DAVIS REAL ESTATE PORTFOLIO

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 10 to the Registration Statement contains:

     1.   A prospectus offering shares of Davis Value Portfolio, Davis Financial
          Portfolio, and Davis Real Estate Portfolio

     2.   A prospectus offering shares of Davis Value Portfolio

     3.   A prospectus offering shares of Davis Financial Portfolio

     4.   A prospectus offering shares of Davis Real Estate Portfolio

     5.   Davis Variable Account Fund SAI

     6.   Part C and Signature Pages

     7.   Exhibits:

DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO

(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)

May 1, 2006

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis FUNDS LOGO]
OVER 35 YEARS OF RELIABLE INVESTING(R)

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

These Funds are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of these Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

     4    DAVIS VALUE PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Value Portfolio
          Performance Information
          Fees and Expenses of Davis Value Portfolio

     8    DAVIS FINANCIAL PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Financial Portfolio
          Performance Information
          Fees and Expenses of Davis Financial Portfolio

     12   DAVIS REAL ESTATE PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Real Estate Portfolio
          Performance Information
          Fees and Expenses of Davis Real Estate Portfolio

     18   DAVIS MANAGEMENT
          Davis Advisors
          The Davis Investment Discipline
          Additional Information about Investments
          Performance History
          Compensation
          Investment Professionals

     25   OTHER INFORMATION
          Purchase and Redemption of Shares
          Right to Reject or Restrict any Purchase or Exchange Order
          Excessive Trading Practices
          Pricing of Shares
          Valuation of Portfolio Securities
          Portfolio Holdings
          Mixed and Shared Funding
          Federal Income Taxes
          Dividends and Distributions
          Distribution Plans
          Other Compensation Paid to Financial Intermediaries
          Financial Highlights

     B/C  OBTAINING ADDITIONAL INFORMATION

DAVIS VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Value Portfolio's investment objective is long-term growth of capital.
Davis Advisors uses the Davis Investment Discipline to invest the majority of the Fund's assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See "The Davis Investment Discipline."

The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     o    FINANCIAL SERVICES RISK. The Fund historically has invested a significant portion of its assets in the financial services sector.
          Risks of investing in the financial services sector include: (i)
          Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic

                                        4

          conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Value Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account

                                        5

level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                              DAVIS VALUE PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000     9.30%
2001   (10.39)%
2002   (16.26)%
2003    29.76%
2004    12.33%
2005     9.44%

During the period shown above, the highest quarterly return was 17.16% for the
2nd quarter of 2003, and the lowest quarterly return was (13.44)% for the 3rd quarter of 2001. Total return for the three months ended March 31, 2006, (not annualized) was 2.82%.

DAVIS VALUE PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                      LIFE OF FUND
                        PAST 1 YEAR   PAST 5 YEARS   (JULY 1, 1999)
                        -----------   ------------   --------------
DAVIS VALUE PORTFOLIO      9.44%          3.66%           4.63%
S&P 500(R) INDEX(1)        4.91%          0.54%           0.00%

(1.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

FEES AND EXPENSES OF DAVIS VALUE PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

                                        6

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                        None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares
   redeemed or the total cost of such shares                                None

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                   0.75%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.06%
Total Annual Operating Expenses   0.81%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Value Portfolio             $83     $259      $450      $1,002

                                        7

DAVIS FINANCIAL PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Portfolio's investment objective is long-term growth of capital.
Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. See
"The Davis Investment Discipline."

A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund has the flexibility to invest a limited portion of its assets in non-financial companies, to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS FINANCIAL PORTFOLIO

If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

                                        8

     o    CONCENTRATED FINANCIAL SERVICES PORTFOLIO RISK. Davis Financial
          Portfolio invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv)
          Competition: the financial services sector has become increasingly competitive.

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

                                        9

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                            DAVIS FINANCIAL PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000    30.97%
2001   (10.37)%
2002   (16.84)%
2003    32.15%
2004    10.32%
2005     8.38%

During the period shown above, the highest quarterly return was 19.74% for the
2nd quarter of 2003, and the lowest quarterly return was (15.81)% for the 3rd quarter of 2001. Total return for the three months ended March 31, 2006, (not annualized) was 2.24%.

DAVIS FINANCIAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                          LIFE OF FUND
                            PAST 1 YEAR   PAST 5 YEARS   (JULY 1, 1999)
                            -----------   ------------   --------------
DAVIS FINANCIAL PORTFOLIO      8.38%         3.32%           5.67%
S&P 500(R) INDEX(1)            4.91%         0.54%           0.00%

(1.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

                                       10

FEES AND EXPENSES OF DAVIS FINANCIAL PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                    None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares   None
   redeemed or the total cost of such shares

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                   0.75%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.10%
Total Annual Operating Expenses   0.85%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Financial Portfolio         $87     $271      $471      $1,049

                                       11

DAVIS REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Portfolio's investment objective is total return through a combination of growth and income. Davis Advisors uses the Davis Investment
Discipline to invest at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. See "The Davis Investment Discipline."

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate
Portfolio's real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

The Fund has the flexibility to invest a limited portion of its assets in non-real estate companies, to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS REAL ESTATE PORTFOLIO

If you buy shares of Davis Real Estate Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government

                                       12

          regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     o    CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Portfolio
          invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including
          (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv)
          changes in zoning laws; or (v) losses from casualty or condemnation.

     o    FOCUSED PORTFOLIO RISK. Davis Real Estate Portfolio is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio managers determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the
          Fund focuses.

     o    SMALL- AND MEDIUM-CAPITALIZATION RISK. Many real estate companies are small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after

                                       13

          receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the Dow Jones Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index and the Dow Jones Wilshire Real Estate
Securities Index. The S&P 500(R) Index is a widely recognized, unmanaged index of stock performance. The Dow Jones Wilshire Real Estate Securities Index is a
measure of the performance of publicly traded real estate securities, such as
Real Estate Investment Trusts and Real Estate Operating Companies. The Fund is
not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Indices. The
Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                                       14

                           DAVIS REAL ESTATE PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000   23.33%
2001    5.50%
2002    5.89%
2003   36.79%
2004   33.35%
2005   13.14%

During the period shown above, the highest quarterly return was 14.91% for the
4th quarter of 2004, and the lowest quarterly return was (7.84)% for the 3rd quarter of 2002. Total return for the three months ended March 31, 2006, (not annualized) was 15.41%.

DAVIS REAL ESTATE PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                            LIFE OF FUND
                              PAST 1 YEAR   PAST 5 YEARS   (JULY 1, 1999)
                              -----------   ------------   --------------
DAVIS REAL ESTATE PORTFOLIO      13.14%         18.18%         15.37%
DOW JONES WILSHIRE REAL          14.06%         19.04%         17.37%
ESTATE SECURITIES INDEX(1)
S&P 500(R) INDEX(2)               4.91%          0.54%          0.00%

(1.) The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real
     Estate Investment Trusts and Real Estate Operating Companies. It reflects no deduction for fees or expenses.

(2.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

DAVIS REAL ESTATE PORTFOLIO YIELD
For the period ended December 31, 2005

30-DAY SEC YIELD   3.00%

You can obtain Davis Real Estate Portfolio's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m.
Eastern Time.

                                       15

FEES AND EXPENSES OF DAVIS REAL ESTATE PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                    None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares
   redeemed or the total cost of such shares                            None

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                   0.75%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.12%
Total Annual Operating Expenses   0.87%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. These fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

                                       16

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Real Estate Portfolio       $89     $278      $482      $1,073

                                       17

DAVIS MANAGEMENT

DAVIS ADVISORS

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio, Davis
Financial Portfolio and Davis Real Estate Portfolio. Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706. Davis
Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services. Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers-NY, Inc., ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio, Davis Financial
Portfolio and Davis Real Estate Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The Sub-Adviser provides investment management and research services for the Davis Funds and other institutional clients, and is a wholly owned subsidiary of Davis Advisors. The
Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at a discount to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                                       18

     FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

     STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company if we believe the stock's market price exceeds Davis
Advisors' estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Each Fund's principal investment strategies and main risks are described in the section entitled "Investment Objective and Principal Investment Strategies." The
Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

The Funds are not limited to investing in the securities and using the principal investment strategies described therein. Each Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies if, in Davis
Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii) they may assist a Fund in pursuing its investment objective; (iii) they are consistent with the Fund's

                                       19

investment strategy; (iv) they will cause the Fund to violate any of its investment restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectuses and Statement of Additional
Information, as amended from time to time. The Statement of Additional
Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. Each Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. Each Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our portfolio managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund's investment objective.

For more details concerning current investments and market outlook, please see the most recent shareholder report.

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Davis Funds' (including Davis Variable Account Funds)
portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution,
Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis
Funds' portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. Further, when Davis
Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.

                                       20

Over the last three years the Funds paid the following brokerage commissions:

                                           FOR THE YEAR ENDED DECEMBER 31,
                                           -------------------------------
                                              2005       2004       2003
                                            --------   --------   --------
Davis Value Portfolio
Brokerage commissions paid:                 $194,476   $200,539   $143,953
Brokerage as a percentage of average net
assets:                                         0.03%      0.03%      0.04%

Davis Financial  Portfolio
Brokerage commissions paid:                 $ 37,729   $ 32,913   $ 28,023
Brokerage as a percentage of average net
assets:                                         0.03%      0.04%      0.06%

Davis Real Estate  Portfolio
Brokerage commissions paid:                 $ 33,009   $ 30,882   $ 22,317
Brokerage as a percentage of average net
assets:                                         0.05%      0.07%      0.09%

PERFORMANCE HISTORY

Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio
were first offered to the public on July 1, 1999. However, Davis Advisors has been managing accounts in similar styles for a number of years. The performance results presented in the tables that follow should not be considered predictive of the future performance of the Funds. THE FUNDS' PERFORMANCE MAY BE EITHER
HIGHER OR LOWER THAN THE FOLLOWING COMPOSITES.

The performance histories presented as follows for Davis Large Cap Value
Composite, Davis Financial Composite and Davis Real Estate Composite include all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Value Portfolio, Davis Financial Portfolio or Davis Real
Estate Portfolio, respectively. Mutual funds and private accounts may also be included in the performance histories. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal
Revenue Code, which, if applied, might adversely affect the performance results.

The performance histories compare the Davis Large Cap Value Composite, Davis
Financial Composite and Davis Real Estate Composite on an annualized, asset-weighted basis against the S&P 500(R) Index (or the Dow Jones Wilshire
Real Estate Securities Index, for Davis Real Estate Portfolio). Composite
performance is presented net of the

                                       21

Funds' maximum annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Funds' expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2007;
after that date, there is no assurance that expenses will be capped. What the
Funds' expense ratios would have been without the expense caps is discussed in the Financial Highlights tables. Each Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite
Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The Dow Jones Wilshire Real Estate Securities Index is a
broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies.

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE
PERFORMANCE OF DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO OR DAVIS REAL
ESTATE PORTFOLIO.

DAVIS LARGE CAP VALUE COMPOSITE RETURNS
For the periods ended December 31, 2005

                                                                               SINCE JAN 1,
                                  PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS       1970
                                  -----------   ------------   -------------   ------------

DAVIS LARGE CAP VALUE COMPOSITE      10.25%         3.63%          11.77%          13.16%
S&P 500(R) INDEX                      4.91%         0.54%           9.07%          11.10%

As of December 31, 2005, the composite included 183 accounts with aggregate assets of approximately $57.9 billion.

DAVIS FINANCIAL COMPOSITE RETURNS
For the periods ended December 31, 2005

                            PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS   SINCE JAN 1, 1992
                            -----------   ------------   -------------   -----------------

DAVIS FINANCIAL COMPOSITE       8.26%         4.05%          13.36%            15.81%
S&P 500(R) INDEX                4.91%         0.54%           9.07%            10.27%

As of December 31, 2005, the composite included 4 accounts with aggregate assets of approximately $1.2 billion.

                                       22

DAVIS REAL ESTATE COMPOSITE RETURNS
For the periods ended December 31, 2005

                                                                              SINCE JAN 1,
                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS       1995
                                 -----------   ------------   -------------   ------------

DAVIS REAL ESTATE COMPOSITE         12.89%         18.60%         14.87%         15.19%
DOW JONES WILSHIRE REAL ESTATE
   SECURITIES INDEX                 14.06%         19.04%         15.14%         14.99%

As of December 31, 2005, the Davis Real Estate Composite included 6 accounts with aggregate assets of approximately $1.5 billion.

COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) for the year ended December 31, 2005, was as follows:

Davis Value Portfolio..........   0.75%
Davis Financial Portfolio......   0.75%
Davis Real Estate Portfolio....   0.75%

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

INVESTMENT PROFESSIONALS

Davis Value Portfolio & Davis Financial Portfolio

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Value Portfolio and Davis Financial Portfolio with Kenneth Charles Feinberg since the inception of the Funds on July 1, 1999, and also manages other equity funds advised by
Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant
Portfolio Manager and Research Analyst working with Shelby M.C. Davis from
September 1989 through September 1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Value
Portfolio and Davis Financial Portfolio with Christopher C. Davis since the inception of the Funds on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis
Advisors as a Research Analyst in December 1994.

                                       23

Davis Real Estate Portfolio

ANDREW A. DAVIS has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999, and also manages other Davis equity funds.
He has served as Portfolio Manager of various equity funds managed by Davis
Advisors since January 1994.

CHANDLER SPEARS has served as Portfolio Manager of Davis Real Estate Portfolio since May 1, 2003, and also manages other Davis equity funds. Mr. Spears joined
Davis Selected Advisers, L.P., in November 2000 as a real estate securities analyst.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio
Managers, and the Portfolio Managers' ownership of securities in the Funds.

                                       24

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Funds. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus. Only separate accounts of insurance companies that have signed the appropriate agreements with the Funds can buy or sell shares of the Funds.

RIGHT TO REJECT OR RESTRICT PURCHASES AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The
Funds may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Funds do not allow market timing because short-term trading or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the Funds'
shareholders invest in the Funds through omnibus accounts maintained by insurance companies. The only way to effectively prevent market timing is with the cooperation of these insurance companies. Accordingly we request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund, the Transfer Agent or the Fund's participating insurance companies will be completely successful in curbing abusive short term transactions.

EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Funds to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Funds receive purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Funds. Omnibus account arrangements permit insurance companies to aggregate their clients' transaction and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to the
Funds. Therefore, the ability of the Funds to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to you variable annuity or variable life contract for details.

                                       25

PRICING OF SHARES

The Funds price their shares based upon the total value of the Fund's investments. Your account balance may change daily because the share price may change daily. The value of one share of a Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

VALUATION OF PORTFOLIO SECURITIES

Fund shares are purchased at the net asset value, or sold at the net asset value next determined after the Funds' transfer agent receives your request in good order.

Securities are valued primarily on the basis of market quotations. However, the
Funds have adopted procedures for making "fair value" determinations if market quotations are not readily available. The Fund uses fair value prices any time
Davis Advisors concludes that reliable market quotations for its portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Funds' securities may be traded in markets that close at a different time than when the Fund's shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time Fund's shares are priced may result in the use of fair value pricing, as described above.
Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing exchange rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of a Fund's shares even if there has not been any change in the foreign currency price of that Fund's investments.

                                       26

PORTFOLIO HOLDINGS

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information. The Funds' portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of each Fund's second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each of the Funds' fiscal quarters.

MIXED AND SHARED FUNDING

Shares of the Funds are offered in connection with mixed and shared funding,
i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Funds may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Funds will monitor for the existence of any material conflicts and determine what action, if any should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

FEDERAL INCOME TAXES

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Funds.

DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio and Davis Financial Portfolio generally declare and pay dividends and short- and long-term capital gains, if any, on an annual basis.
Davis Real Estate Portfolio generally declares and pays dividends quarterly, and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Funds.

                                       27

DISTRIBUTION PLANS

The Funds have adopted a plan under Rule 12b-1 allowing the payment of up to
0.25% for distribution expenses. Currently the Funds do not make and do not intend to make any payments under this plan. If, in the future, the Funds begin making payments under the plan, then these fees would be paid out of the Funds'
assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The Adviser or its affiliates may pay a fee to the insurance companies offering the Funds as an investment vehicle for variable annuity or variable life insurance contracts issued by the life insurance companies. The amount of the fee is negotiated with each insurance company. Such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by the Adviser or its affiliates does not increase the fees paid by the
Funds or their respective shareholders. In 2005 the Adviser and Distributor made payments to the firms listed below.

Allianz Life Insurance Company of North America; Allianz Life Insurance Company
of New York; American Skandia Life Assurance Corporation; The Guardian Insurance
& Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life
Insurance Company; New York Life Insurance and Annuity Corporation; Transamerica
Life Insurance Company (name change from PFL Life Insurance Company); Pruco Life
Insurance Company; and Pruco Life Insurance Company of New Jersey.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

FINANCIAL HIGHLIGHTS

The following tables are designed to show you the financial performance of Davis
Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio for
the five years ended December 31, 2005, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the
Funds' financial statements, is included in the annual report, which is available upon request.

                                       28

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                          YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------
                                            2005       2004         2003       2002       2001
                                          --------   --------     --------   --------   --------

NET ASSET VALUE, BEGINNING OF PERIOD      $  11.78   $  10.57     $   8.20   $   9.87   $  11.06

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS
Net Investment Income                         0.12       0.09         0.07       0.06       0.04
Net Realized and Unrealized Gains
   (Losses)                                   0.99       1.21         2.37      (1.66)     (1.19)
Total From Investment Operations              1.11       1.30         2.44      (1.60)     (1.15)

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income         (0.11)     (0.09)       (0.07)     (0.06)     (0.04)
Return of Capital                               --         --(3)        --      (0.01)        --(3)
Distributions in Excess of Net
   Investment Income                         (0.01)        --           --         --         --
Total Dividends and Distributions            (0.12)     (0.09)       (0.07)     (0.07)     (0.04)

NET ASSET VALUE, END OF PERIOD            $  12.77   $  11.78     $  10.57   $   8.20   $   9.87

TOTAL RETURN(1)                               9.44%     12.33%       29.76%    (16.26)%   (10.39)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
   (000 omitted)                          $620,369   $684,723     $485,002   $283,039   $278,958
Ratio of Expenses to Average Net Assets       0.81%      0.81%        0.82%      0.83%      0.87%
Ratio of Net Investment Income to
   Average Net Assets                         0.87%      0.87%        0.90%      0.70%      0.55%
Portfolio Turnover Rate(2)                      14%         4%           7%        24%        18%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Less than $0.005 per share.

                                       29

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO

The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                    YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------
                                         2005       2004       2003      2002      2001
                                       --------   --------   -------   -------   -------

NET ASSET VALUE, BEGINNING OF PERIOD   $  12.82   $  11.66   $  8.85   $ 10.67   $ 11.91

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS
Net Investment Income                      0.07       0.04      0.04      0.02        --
Net Realized and Unrealized Gains
   (Losses)                                1.00       1.16      2.81     (1.82)    (1.24)
Total From Investment Operations           1.07       1.20      2.85     (1.80)    (1.24)

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income      (0.06)     (0.04)    (0.04)    (0.02)       --(3)
Return of Capital                            --         --        --        --        --(3)
Total Dividends and Distributions         (0.06)     (0.04)    (0.04)    (0.02)       --

NET ASSET VALUE, END OF PERIOD            13.83   $  12.82   $ 11.66   $  8.85   $ 10.67

TOTAL RETURN(1)                            8.38%     10.32%    32.15%   (16.84)%  (10.37)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
   (000 omitted)                       $124,060   $109,274   $71,179   $31,709   $24,587
Ratio of Expenses to Average Net
   Assets                                  0.85%      0.85%     0.90%     0.99%     1.00%(4)
Ratio of Net Investment Income to
   Average Net Assets                      0.52%      0.40%     0.48%     0.32%     0.04%
Portfolio Turnover Rate(2)                   21%         6%       10%       23%       24%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Less than $0.005 per share.

(4.) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets would have been 1.04% for 2001.

                                       30

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO

The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                          YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------
                                              2005      2004      2003      2002         2001
                                            -------   -------   -------   -------      -------

NET ASSET VALUE, BEGINNING OF PERIOD        $ 16.80   $ 13.47   $ 10.49   $ 10.35      $ 10.38

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.30      0.34      0.44      0.36         0.36
Net Realized and Unrealized Gains              1.86      4.07      3.34      0.25         0.19
Total From Investment Operations               2.16      4.41      3.78      0.61         0.55

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income          (0.54)    (0.48)    (0.55)    (0.36)       (0.36)
Return of Capital                                --        --        --     (0.11)       (0.07)
Distributions from Realized Gains             (1.09)    (0.60)    (0.25)       --        (0.11)
Distributions in Excess of Net Investment
   Income                                        --        --        --        --        (0.04)
Total Dividends and Distributions             (1.63)    (1.08)    (0.80)    (0.47)       (0.58)

NET ASSET VALUE, END OF PERIOD              $ 17.33   $ 16.80   $ 13.47   $ 10.49      $ 10.35

TOTAL RETURN(1)                               13.14%    33.35%    36.79%     5.89%        5.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
   (000 omitted)                            $64,556   $58,279   $35,663   $18,806      $10,029
Ratio of Expenses to Average Net Assets        0.87%     0.89%     0.98%     1.00%(3)     1.00%(3)
Ratio of Net Investment Income to Average
   Net Assets                                  1.71%     2.30%     3.74%     3.54%        3.70%
Portfolio Turnover Rate(2)                       28%       32%       22%       52%          45%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.10% and 1.39% for 2002 and 2001, respectively.

                                       31

OBTAINING ADDITIONAL INFORMATION

Additional information about the Funds' investments is available in the Funds'
ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The
STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the
Funds and their management and operations. The Statement of Additional
Information and the Funds' Annual and Semi-Annual Reports are available, without charge, upon request.

The Funds' Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

     o    FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your
          insurance company or account representative can provide you with copies of these documents.

     o    VIA THE INTERNET. Visit the SEC website (www.sec.gov).

     o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference
          Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to *publicinfo@sec.gov**. Reports and other information about the Funds are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the
          Public Reference Room, call 1-202-942-8090.

                                          LOGO

                                          OVER 35 YEARS OF RELIABLE INVESTING(R)
                                        Investment Company Act File No. 811-9293

DAVIS VALUE PORTFOLIO

(A PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)

May 1, 2006

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis FUNDS LOGO]
OVER 35 YEARS OF RELIABLE INVESTING(R)

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Value Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

     4    DAVIS VALUE PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Value Portfolio
          Performance Information
          Fees and Expenses of Davis Value Portfolio

     8    DAVIS MANAGEMENT
          Davis Advisors
          The  Davis Investment Discipline
          Additional Information about Investments
          Performance History
          Compensation
          Investment Professionals

     13   OTHER INFORMATION
          Purchase and Redemption of Shares
          Right to Reject or Restrict any Purchase or Exchange Order
          Excessive Trading Practices
          Pricing of Shares
          Valuation of Portfolio Securities
          Portfolio Holdings
          Mixed and Shared Funding
          Federal Income Taxes
          Dividends and Distributions
          Distribution Plans
          Other Compensation Paid to Financial Intermediaries
          Financial Highlights

     B/C  OBTAINING ADDITIONAL INFORMATION

DAVIS VALUE PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Value Portfolio's investment objective is long-term growth of capital.
Davis Advisors uses the Davis Investment Discipline to invest the majority of the Fund's assets in equity securities issued by large companies with market capitalizations of at least $10 billion. See "The Davis Investment Discipline."

The Fund has the flexibility to invest a limited portion of its assets in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS VALUE PORTFOLIO

If you buy shares of Davis Value Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     o    FINANCIAL SERVICES RISK. The Fund historically has invested a significant portion of its assets in the financial services sector.
          Risks of investing in the financial services sector include: (i)
          Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii) Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

                                       4

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Value Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                                       5

                              DAVIS VALUE PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000     9.30%
2001   (10.39)%
2002   (16.26)%
2003    29.76%
2004    12.33%
2005     9.44%

During the period shown above, the highest quarterly return was 17.16% for the
2nd quarter of 2003, and the lowest quarterly return was (13.44)% for the 3rd quarter of 2001. Total return for the three months ended March 31, 2006, (not annualized) was 2.82%.

DAVIS VALUE PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                      LIFE OF FUND
                        PAST 1 YEAR   PAST 5 YEARS   (JULY 1, 1999)
                        -----------   ------------   --------------
DAVIS VALUE PORTFOLIO       9.44%         3.66%           4.63%
S&P 500(R) INDEX(1)         4.91%         0.54%           0.00%

(1.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

FEES AND EXPENSES OF DAVIS VALUE PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                    None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares   None
   redeemed or the total cost of such shares

                                        6

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                   0.75%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.06%
Total Annual Operating Expenses   0.81%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. Theses fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Value Portfolio             $83      $259      $450     $1,002

                                        7

DAVIS MANAGEMENT

DAVIS ADVISORS

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds, including Davis Value Portfolio. Davis
Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson,
Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services.
Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers-NY, Inc., ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Value Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The
Sub-Adviser provides investment management and research services for the Davis
Funds and other institutional clients, and is a wholly owned subsidiary of Davis
Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at a discount to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                                        8

     FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

     STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company if we believe the stock's market price exceeds Davis
Advisors' estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

The Fund's principal investment strategies and main risks are described in the section entitled "Investment Objective and Principal Investment Strategies." The
Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectuses would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

The Fund is not limited to investing in the securities and using the principal investment strategies described therein. The Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies if, in Davis
Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii) they may assist the Fund in pursuing its investment objective; (iii) they are consistent with the Fund's

                                        9

investment strategy; (iv) they will cause the Fund to violate any of its investment restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional
Information, as amended from time to time. The Statement of Additional
Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our portfolio managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund's investment objective.

For more details concerning current investments and market outlook, please see the most recent shareholder report.

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Davis Funds' (including Davis Variable Account Funds)
portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution,
Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis
Funds' portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. Further, when Davis
Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.

Over the last three years the Fund paid the following brokerage commissions:

                               FOR THE YEAR ENDED DECEMBER 31,
                               -------------------------------
                                 2005       2004        2003
                               --------   --------   ---------
Davis Value Portfolio
Brokerage commissions paid:    $194,476   $200,539   $143,953
Brokerage as a percentage of
average net assets:                0.03%      0.03%      0.04%

                                       10

PERFORMANCE HISTORY

Davis Value Portfolio was first offered to the public on July 1, 1999. However,
Davis Advisors has been managing accounts in similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. THE FUND'S
PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE FOLLOWING COMPOSITE.

The performance history for Davis Large Cap Value Composite includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis Value Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal
Revenue Code, which, if applied, might adversely affect the performance results.

The performance history compares the Davis Large Cap Value Composite on an annualized, asset-weighted basis against the S&P 500(R) Index. Composite performance is presented net of the Fund's maximum annual operating expenses of
1%. Davis Advisors is contractually committed to waive fees and/or reimburse the
Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2007; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial Highlights table. Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite
Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.

                                       11

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE
PERFORMANCE OF DAVIS VALUE PORTFOLIO.

DAVIS LARGE CAP VALUE COMPOSITE RETURNS
For the periods ended December 31, 2005

                                                                               SINCE JAN 1,
                                  PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS       1970
                                  -----------   ------------   -------------   ------------

DAVIS LARGE CAP VALUE COMPOSITE      10.25%         3.63%          11.77%          13.16%
S&P 500(R) INDEX                      4.91%         0.54%           9.07%          11.10%

As of December 31, 2005, the composite included 183 accounts with aggregate assets of approximately $57.9 billion.

COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) for the year ended December 31, 2005, was as follows:

            Davis Value Portfolio..............................0.75%

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

INVESTMENT PROFESSIONALS

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Value Portfolio with Kenneth Charles Feinberg since the inception of the Fund on July 1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as
Portfolio Manager of various equity funds managed by Davis Advisors since
October 1995. Mr. Davis served as Assistant Portfolio Manager and Research
Analyst working with Shelby M.C. Davis from September 1989 through September
1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Value
Portfolio with Christopher C. Davis since the inception of the Fund on July 1,
1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio
Managers, and the Portfolio Managers' ownership of securities in the Fund.

                                       12

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.
Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.

RIGHT TO REJECT OR RESTRICT PURCHASES AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The
Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the
Fund's shareholders invest in the Fund through omnibus accounts maintained by insurance companies. The only way to effectively prevent market timing is with the cooperation of these insurance companies. Accordingly we request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund, the Transfer Agent or the Fund's participating insurance companies will be completely successful in curbing abusive short term transactions.

EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients' transaction and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to the
Fund. Therefore, the ability of the Fund to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to you variable annuity or variable life contract for details.

                                       13

PRICING OF SHARES

The Fund prices its shares based upon the total value of the Fund's investments.
Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

VALUATION OF PORTFOLIO SECURITIES

Fund shares are purchased at the net asset value, or sold at the net asset value next determined after the Fund's transfer agent receives your request in good order.

Securities are valued primarily on the basis of market quotations. However, the
Fund has adopted procedures for making "fair value" determinations if market quotations are not readily available. The Fund uses fair value prices any time
Davis Advisors concludes that reliable market quotations for its portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Fund's securities may be traded in markets that close at a different time than when the Fund's shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time Fund's shares are priced may result in the use of fair value pricing, as described above.
Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing exchange rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                                       14

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each of the Fund's fiscal quarters.

MIXED AND SHARED FUNDING

Shares of the Fund are offered in connection with mixed and shared funding,
i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

FEDERAL INCOME TAXES

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.

DIVIDENDS AND DISTRIBUTIONS

Davis Value Portfolio generally declares and pays dividends and short- and long-term capital gains, if any, on an annual basis. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.

                                       15

DISTRIBUTION PLANS

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25%
for distribution expenses. Currently the Fund does not make and does not intend to make any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The Adviser or its affiliates may pay a fee to the insurance companies offering the Funds as an investment vehicle for variable annuity or variable life insurance contracts issued by the life insurance companies. The amount of the fee is negotiated with each insurance company. Such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by the Adviser or its affiliates does not increase the fees paid by the
Funds or their respective shareholders. In 2005, the Adviser and Distributor made payments to the firms listed below.

Allianz Life Insurance Company of North America; Allianz Life Insurance Company
of New York; American Skandia Life Assurance Corporation; The Guardian Insurance
& Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life
Insurance Company; New York Life Insurance and Annuity Corporation; Transamerica
Life Insurance Company (name change from PFL Life Insurance Company); Pruco Life
Insurance Company; and Pruco Life Insurance Company of New Jersey.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis
Value Portfolio for the five years ended December 31, 2005, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the
Fund's financial statements, is included in the annual report, which is available upon request.

                                       16

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                          YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             2005       2004       2003       2002       2001
                                           --------   --------   --------   --------   --------

NET ASSET VALUE, BEGINNING OF PERIOD       $  11.78   $  10.57   $   8.20   $   9.87   $  11.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net Investment Income                          0.12       0.09       0.07       0.06       0.04
Net Realized and Unrealized Gains
   (Losses)                                    0.99       1.21       2.37      (1.66)     (1.19)
Total From Investment Operations               1.11       1.30       2.44      (1.60)     (1.15)

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income          (0.11)     (0.09)     (0.07)     (0.06)     (0.04)
Return of Capital                                --         --(3)      --      (0.01)        --(3)
Distributions in Excess of Net
   Investment Income                          (0.01)        --         --         --         --
Total Dividends and Distributions             (0.12)     (0.09)     (0.07)     (0.07)     (0.04)

NET ASSET VALUE, END OF PERIOD             $  12.77   $  11.78   $  10.57   $   8.20   $   9.87

TOTAL RETURN(1)                                9.44%     12.33%     29.76%    (16.26)%   (10.39)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
   (000 omitted)                           $620,369   $684,723   $485,002   $283,039   $278,958
Ratio of Expenses to Average Net Assets        0.81%      0.81%      0.82%      0.83%      0.87%
Ratio of Net Investment Income to
   Average Net Assets                          0.87%      0.87%      0.90%      0.70%      0.55%
Portfolio Turnover Rate(2)                       14%         4%         7%        24%        18%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Less than $0.005 per share.

                                       17

OBTAINING ADDITIONAL INFORMATION

Additional information about the Fund's investments is available in the Fund's
ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the
Fund and its management and operations. The Statement of Additional Information and the Fund's Annual and Semi-Annual Reports are available, without charge, upon request.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

     o    FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your
          insurance company or account representative can provide you with copies of these documents.

     o    VIA THE INTERNET. Visit the SEC website (www.sec.gov).

     o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference
          Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to *publicinfo@sec.gov**. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the
          Public Reference Room, call 1-202-942-8090.

                                          LOGO

                                          OVER 35 YEARS OF RELIABLE INVESTING(R)

                                        Investment Company Act File No. 811-9293

                                       18

DAVIS FINANCIAL PORTFOLIO

(A PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)

May 1, 2006

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis FUNDS LOGO]
OVER 35 YEARS OF RELIABLE INVESTING(R)

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Financial Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Financial Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

     4    DAVIS FINANCIAL PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Financial Portfolio
          Performance Information
          Fees and Expenses of Davis Financial Portfolio

     8    DAVIS MANAGEMENT
          Davis Advisors
          The Davis Investment Discipline
          Additional Information about Investments
          Performance History
          Compensation
          Investment Professionals

     13   OTHER INFORMATION
          Purchase and Redemption of Shares
          Right to Reject or Restrict any Purchase or Exchange Order
          Excessive Trading Practices
          Pricing of Shares
          Valuation of Portfolio Securities
          Portfolio Holdings
          Mixed and Shared Funding
          Federal Income Taxes
          Dividends and Distributions
          Distribution Plans
          Other Compensation Paid to Financial Intermediaries
          Financial Highlights

     B/C  OBTAINING ADDITIONAL INFORMATION

DAVIS FINANCIAL PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Financial Portfolio's investment objective is long-term growth of capital.
Davis Advisors uses the Davis Investment Discipline to invest at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector. See
"The Davis Investment Discipline."

A company is principally engaged in financial services if it owns financial services-related assets that constitute at least 50% of the value of all of its assets, or if it derives at least 50% of its revenues from providing financial services. Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

The Fund has the flexibility to invest a limited portion of its assets in non-financial companies, to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS FINANCIAL PORTFOLIO

If you buy shares of Davis Financial Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     o    CONCENTRATED FINANCIAL SERVICES PORTFOLIO RISK. Davis Financial
          Portfolio invests principally in a single market sector, and any fund that has a concentrated

                                        4

          portfolio is particularly vulnerable to the risks of its target sector. Risks of investing in the financial services sector include
          (i) Regulatory actions: financial services companies may suffer a setback if regulators change the rules under which they operate; (ii)
          Changes in interest rates: unstable interest rates, and/or rising interest rates, may have a disproportionate effect on the financial services sector; (iii) Non-diversified loan portfolios: financial services companies whose securities the Fund purchases may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry; and (iv) Competition: the financial services sector has become increasingly competitive.

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the S&P 500(R) Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

                                        5

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Financial Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index, a widely recognized unmanaged index of stock performance. The Fund is not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Index. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                            DAVIS FINANCIAL PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000    30.97%
2001   (10.37)%
2002   (16.84)%
2003    32.15%
2004    10.32%
2005     8.38%

During the period shown above, the highest quarterly return was 19.74% for the
2nd quarter of 2003, and the lowest quarterly return was (15.81)% for the 3rd quarter of 2001. Total return for the three months ended March 31, 2006, (not annualized) was 2.24%.

DAVIS FINANCIAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                           LIFE OF FUND
                            PAST 1 YEAR   PAST 5 YEARS    (JULY 1, 1999)
                            -----------   ------------   --------------
DAVIS FINANCIAL PORTFOLIO      8.38%          3.32%           5.67%
S&P 500(R) INDEX(1)            4.91%          0.54%           0.00%

(1.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

                                        6

FEES AND EXPENSES OF DAVIS FINANCIAL PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                                    None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of the shares   None
   redeemed or the total cost of such shares

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                    0.75%
Distribution (12b-1) Fees          0.00%
Other Expenses                     0.10%
Total Annual Operating Expenses    0.85%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. Theses fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Financial Portfolio        $87       $271     $471      $1,049

                                        7

DAVIS MANAGEMENT

DAVIS ADVISORS

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds, including Davis Financial Portfolio. Davis
Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson,
Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services.
Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers-NY, Inc., ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Financial Portfolio. The Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017. The
Sub-Adviser provides investment management and research services for the Davis
Funds and other institutional clients, and is a wholly owned subsidiary of Davis
Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis Funds.

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at a discount to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                                        8

     FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

     STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company if we believe the stock's market price exceeds Davis
Advisors' estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

The Fund's principal investment strategies and main risks are described in the section entitled "Investment Objective and Principal Investment Strategies." The
Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectuses would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

The Fund is not limited to investing in the securities and using the principal investment strategies described therein. The Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies if, in Davis
Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii) they may assist the Fund in pursuing its investment objective; (iii) they are consistent with the Fund's investment strategy; (iv) they will cause the Fund to violate any of its investment

                                        9

restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional
Information, as amended from time to time. The Statement of Additional
Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our portfolio managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund's investment objective.

For more details concerning current investments and market outlook, please see the most recent shareholder report.

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Davis Funds' (including Davis Variable Account Funds)
portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution,
Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis
Funds' portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. Further, when Davis
Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.

Over the last three years the Fund paid the following brokerage commissions:

                               FOR THE YEAR ENDED DECEMBER 31,
                               -------------------------------
                                   2005      2004      2003
                                 -------   -------   -------
Davis Financial Portfolio
Brokerage commissions paid:      $37,729   $32,913   $28,023
Brokerage as a percentage of
   average net assets:              0.03%     0.04%     0.06%

                                       10

PERFORMANCE HISTORY

Davis Financial Portfolio was first offered to the public on July 1, 1999.
However, Davis Advisors has been managing accounts in similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. THE FUND'S
PERFORMANCE MAY BE EITHER HIGHER OR LOWER THAN THE FOLLOWING COMPOSITE.

The performance history for Davis Financial Composite includes all accounts with investment objectives, policies and strategies substantially similar (although not necessarily identical) to those used by Davis Advisors in managing the Davis
Financial Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the
Investment Company Act of 1940 and the Internal Revenue Code, which, if applied, might adversely affect the performance results.

The performance history compares the Davis Financial Composite on an annualized, asset-weighted basis against the S&P 500(R) Index. Composite performance is presented net of the Fund's maximum annual operating expenses of 1%. Davis
Advisors is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at
1% until May 1, 2007; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial Highlights table. Composite performance is computed using an internal time-weighted rate of return for each account
(including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite
Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The S&P 500(R) Index is a widely recognized broad-based index of large-capitalization stock performance.

                                       11

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE
PERFORMANCE OF DAVIS FINANCIAL PORTFOLIO.

DAVIS FINANCIAL COMPOSITE RETURNS
For the periods ended December 31, 2005

                                          PAST 5   PAST 10   SINCE JAN
                            PAST 1 YEAR    YEARS    YEARS     1, 1970
                            -----------   ------   -------   ---------
DAVIS FINANCIAL COMPOSITE      8.26%       4.05%   13.36%      15.81%
S&P 500(R) INDEX               4.91%       0.54%    9.07%      10.27%

As of December 31, 2005, the composite included 4 accounts with aggregate assets of approximately $1.2 billion.

COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) for the year ended December 31, 2005, was as follows:

Davis Financial Portfolio..................................................0.75%

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

INVESTMENT PROFESSIONALS

CHRISTOPHER C. DAVIS has served as Portfolio Manager of Davis Financial
Portfolio with Kenneth Charles Feinberg since the inception of the Fund on July
1, 1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since October 1995. Mr. Davis served as Assistant Portfolio Manager and Research
Analyst working with Shelby M.C. Davis from September 1989 through September
1995.

KENNETH CHARLES FEINBERG has served as Portfolio Manager of Davis Financial
Portfolio with Christopher C. Davis since the inception of the Fund on July 1,
1999, and also manages other equity funds advised by Davis Advisors. He has served as Portfolio Manager of various equity funds managed by Davis Advisors since May 1997. Mr. Feinberg started with Davis Advisors as a Research Analyst in December 1994.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio
Managers, and the Portfolio Managers' ownership of securities in the Fund.

                                       12

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.
Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.

RIGHT TO REJECT OR RESTRICT PURCHASES AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The
Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the
Fund's shareholders invest in the Fund through omnibus accounts maintained by insurance companies. The only way to effectively prevent market timing is with the cooperation of these insurance companies. Accordingly we request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund, the Transfer Agent or the Fund's participating insurance companies will be completely successful in curbing abusive short term transactions.

EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients' transaction and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to the
Fund. Therefore, the ability of the Fund to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to you variable annuity or variable life contract for details.

                                       13

PRICING OF SHARES

The Fund prices its shares based upon the total value of the Fund's investments.
Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

VALUATION OF PORTFOLIO SECURITIES

Fund shares are purchased at the net asset value, or sold at the net asset value next determined after the Fund's transfer agent receives your request in good order.

Securities are valued primarily on the basis of market quotations. However, the
Fund has adopted procedures for making "fair value" determinations if market quotations are not readily available. The Fund uses fair value prices any time
Davis Advisors concludes that reliable market quotations for its portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Fund's securities may be traded in markets that close at a different time than when the Fund's shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time Fund's shares are priced may result in the use of fair value pricing, as described above.
Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing exchange rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                                       14

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each of the Fund's fiscal quarters.

MIXED AND SHARED FUNDING

Shares of the Fund are offered in connection with mixed and shared funding,
i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

FEDERAL INCOME TAXES

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.

DIVIDENDS AND DISTRIBUTIONS

Davis Financial Portfolio generally declares and pays dividends and short- and long-term capital gains, if any, on an annual basis. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.

                                       15

DISTRIBUTION PLANS

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25%
for distribution expenses. Currently the Fund does not make and does not intend to make any payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The Adviser or its affiliates may pay a fee to the insurance companies offering the Funds as an investment vehicle for variable annuity or variable life insurance contracts issued by the life insurance companies. The amount of the fee is negotiated with each insurance company. Such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by the Adviser or its affiliates does not increase the fees paid by the
Funds or their respective shareholders. In 2005, the Adviser and Distributor made payments to the firms listed below.

Allianz Life Insurance Company of North America; Allianz Life Insurance Company
of New York; American Skandia Life Assurance Corporation; The Guardian Insurance
& Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life
Insurance Company; New York Life Insurance and Annuity Corporation; Transamerica
Life Insurance Company (name change from PFL Life Insurance Company); Pruco Life
Insurance Company; and Pruco Life Insurance Company of New Jersey.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

                                       16

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis
Financial Portfolio for the five years ended December 31, 2005, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the
Fund's financial statements, is included in the annual report, which is available upon request.

                                       17

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO

The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                    YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------
                                         2005       2004       2003      2002      2001
                                       --------   --------   -------   -------   -------

NET ASSET VALUE, BEGINNING OF PERIOD   $  12.82   $  11.66   $  8.85   $ 10.67   $ 11.91

INCOME (LOSS) FROM INVESTMENT
   OPERATIONS
Net Investment Income                      0.07       0.04      0.04      0.02      --
Net Realized and Unrealized Gains
   (Losses)                                1.00       1.16      2.81     (1.82)    (1.24)
Total From Investment Operations           1.07       1.20      2.85     (1.80)    (1.24)

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income      (0.06)     (0.04)    (0.04)    (0.02)       --(3)
Return of Capital                            --         --        --        --        --(3)
Total Dividends and Distributions         (0.06)     (0.04)    (0.04)    (0.02)       --

NET ASSET VALUE, END OF PERIOD            13.83   $  12.82   $ 11.66   $  8.85   $ 10.67

TOTAL RETURN(1)                            8.38%     10.32%    32.15%   (16.84)%  (10.37)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period              $124,060   $109,274   $71,179   $31,709   $24,587
   (000 omitted)
Ratio of Expenses to Average Net
   Assets                                  0.85%      0.85%     0.90%     0.99%     1.00%(4)
Ratio of Net Investment Income to
   Average Net Assets                      0.52%      0.40%     0.48%     0.32%     0.04%
Portfolio Turnover Rate(2)
                                             21%         6%       10%       23%       24%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Less than $0.005 per share.

(4.) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets would have been 1.04% for 2001.

                                       18

OBTAINING ADDITIONAL INFORMATION

Additional information about the Fund's investments is available in the Fund's
ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the
Fund and its management and operations. The Statement of Additional Information and the Fund's Annual and Semi-Annual Reports are available, without charge, upon request.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

     o    FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your
          insurance company or account representative can provide you with copies of these documents.

     o    VIA THE INTERNET. Visit the SEC website (www.sec.gov).

     o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference
          Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to *publicinfo@sec.gov**. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the
          Public Reference Room, call 1-202-942-8090.

                                          LOGO

                                          OVER 35 YEARS OF RELIABLE INVESTING(R)

                                        Investment Company Act File No. 811-9293

                                       19

DAVIS REAL ESTATE PORTFOLIO

(A PORTFOLIO OF DAVIS VARIABLE ACCOUNT FUND, INC.)

May 1, 2006

The Securities and Exchange Commission has neither approved nor disapproved of these securities, nor has it determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

[Davis FUNDS LOGO]
OVER 35 YEARS OF RELIABLE INVESTING(R)

This prospectus contains important information. Please read it carefully before investing and keep it for future reference.

Davis Real Estate Portfolio is sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

Shares of Davis Real Estate Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

     4    DAVIS REAL ESTATE PORTFOLIO
          Investment Objective and Principal Investment Strategies
          Principal Risks of Investing in Davis Real Estate Portfolio
          Performance Information
          Fees and Expenses of Davis Real Estate Portfolio

     9    DAVIS MANAGEMENT
          Davis Advisors
          The  Davis Investment Discipline
          Additional Information about Investments
          Performance History
          Compensation
          Investment Professionals

     14   OTHER INFORMATION
          Purchase and Redemption of Shares
          Right to Reject or Restrict any Purchase or Exchange Order
          Excessive Trading Practices
          Pricing of Shares
          Valuation of Portfolio Securities
          Portfolio Holdings
          Mixed and Shared Funding
          Federal Income Taxes
          Dividends and Distributions
          Distribution Plans
          Other Compensation Paid to Financial Intermediaries
          Financial Highlights

     B/C  OBTAINING ADDITIONAL INFORMATION

DAVIS REAL ESTATE PORTFOLIO

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Davis Real Estate Portfolio's investment objective is total return through a combination of growth and income. Davis Advisors uses the Davis Investment
Discipline to invest at least 80% of the Fund's net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the real estate industry. See "The Davis Investment Discipline."

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate
Portfolio's real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors' funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

The Fund has the flexibility to invest a limited portion of its assets in non-real estate companies, to invest in companies of any size, to invest in companies whose shares may be subject to controversy, to invest in foreign securities, and to invest in non-equity securities. See "Additional Information
About Investments."

PRINCIPAL RISKS OF INVESTING IN DAVIS REAL ESTATE PORTFOLIO

If you buy shares of Davis Real Estate Portfolio, you may lose some or all of the money that you invest. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This section describes what we think are the most significant factors (but not the only factors) that could cause the value of your investment in the Fund to decline, and which could prevent the Fund from achieving its stated objective.

     o    MARKET RISK. The market value of shares of common stock can change rapidly and unpredictably as a result of political or economic events having little or nothing to do with the performance of the companies in which we invest.

     o    COMPANY RISK. The market values of common stock vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company's stock price, such as poor earnings reports, loss of major

                                       4

          customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund's long-term performance.

     o    CONCENTRATED REAL ESTATE PORTFOLIO RISK. Davis Real Estate Portfolio
          invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its selected industry. Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including
          (i) declines in property values, because of changes in the economy or the surrounding area or because a particular region has become less appealing to tenants; (ii) increases in property taxes, operating expenses, interest rates or competition; (iii) overbuilding; (iv)
          changes in zoning laws; or (v) losses from casualty or condemnation.

     o    FOCUSED PORTFOLIO RISK. Davis Real Estate Portfolio is classified as a nondiversified fund and is allowed to focus its investments in fewer companies than a diversified fund. Should the portfolio managers determine that it is prudent to focus the Fund's portfolio in a few companies, the portfolio may be subject to greater volatility and risk and the Fund's investment performance, both good and bad, is expected to reflect the economic performance of the few companies on which the
          Fund focuses.

     o    SMALL- AND MEDIUM-CAPITALIZATION RISK. Many real estate companies are small- and medium-capitalization companies. Investing in these companies may be more risky than investing in large-capitalization companies. Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

     o    FOREIGN COUNTRY RISK. The Fund may invest a portion of its assets in companies operating, incorporated, or principally traded in foreign countries. Investing in foreign countries involves risks that may cause the Fund's performance to be more volatile than it would be if we invested solely in the United States. Foreign economies may not be as strong or as diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. In addition, foreign capital markets may not be as well developed, so securities may be less liquid, transaction costs may be higher, and investments may be subject to government regulation. Securities issued by foreign companies are frequently denominated in foreign currencies. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. The Fund generally does not hedge its currency risk.
          When the value of a foreign currency declines against the U.S. dollar, the value of the Fund's shares will tend to decline.

     o    HEADLINE RISK. We seek to acquire companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the

                                       5

          company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

     o    SELECTION RISK. The securities we select for the Fund may underperform the Dow Jones Wilshire Real Estate Securities Index or other funds with similar investment objectives and strategies.

The Fund's shares are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

PERFORMANCE INFORMATION

The bar chart and table that follow provide an indication of the risks of investing in Davis Real Estate Portfolio by showing changes in the Fund's year-to-year performance and by showing how the Fund's average annual returns compare to those of the S&P 500(R) Index and the Dow Jones Wilshire Real Estate
Securities Index. The S&P 500(R) Index is a widely recognized, unmanaged index of stock performance. The Dow Jones Wilshire Real Estate Securities Index is a
measure of the performance of publicly traded real estate securities, such as
Real Estate Investment Trusts and Real Estate Operating Companies. The Fund is
not managed to track any particular index and, consequently, the performance of the Fund may deviate significantly from the performance of the Indices. The
Fund's past performance is not necessarily an indication of how the Fund will perform in the future. The bar chart and performance table shown do not reflect charges at the separate account level. If they did, the performance shown would be lower. All performance shown assumes the reinvestment of dividends and capital gains.

                           DAVIS REAL ESTATE PORTFOLIO
                           CALENDAR YEAR TOTAL RETURN

YEAR   RETURN
----   ------
2000   23.33%
2001    5.50%
2002    5.89%
2003   36.79%
2004   33.35%
2005   13.14%

During the period shown above, the highest quarterly return was 14.91% for the
4th quarter of 2004, and the lowest quarterly return was (7.84)% for the 3rd quarter of 2002. Total return for the three months ended March 31, 2006, (not annualized) was 15.41%.

                                       6

DAVIS REAL ESTATE PORTFOLIO AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2005

                                                               LIFE OF FUND
                                 PAST 1 YEAR   PAST 5 YEARS   (JULY 1, 1999)
                                 -----------   ------------   --------------
DAVIS REAL ESTATE PORTFOLIO         13.14%        18.18%          15.37%
DOW JONES WILSHIRE REAL ESTATE
   SECURITIES INDEX(1)              14.06%        19.04%          17.37%
S&P 500(R) INDEX(2)                  4.91%         0.54%           0.00%

(1.) The Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real
     Estate Investment Trusts and Real Estate Operating Companies. It reflects no deduction for fees or expenses.

(2.) The Standard & Poor's 500(R) Index is a broad-based index of common stocks frequently used as a general measure of U.S. stock market performance. It reflects no deduction for fees or expenses.

DAVIS REAL ESTATE PORTFOLIO YIELD
For the period ended December 31, 2005

30-DAY SEC YIELD   3.00%

You can obtain Davis Real Estate Portfolio's most recent 30-day SEC Yield by calling us toll-free at 1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m.
Eastern Time.

FEES AND EXPENSES OF DAVIS REAL ESTATE PORTFOLIO

The following table and expense example describes the fees and expenses that are incurred directly or indirectly when a variable contract owner buys, holds or redeems interests in a separate account that invests in the Fund. The following table and expense example do not reflect the effect of fees or other expenses of any variable annuity or variable life insurance product, if they did, expenses would be higher.

SHAREHOLDER FEES
Paid directly from your investment

Maximum sales charge (load) imposed on purchases
   as a percentage of offering price                          None

Maximum deferred sales charge (load) imposed on redemptions
   as a percentage of the lesser of the net asset value of
   the shares redeemed or the total cost of such shares       None

                                        7

ANNUAL OPERATING EXPENSES
Deducted from the Fund's assets

Management Fees                   0.75%
Distribution (12b-1) Fees         0.00%
Other Expenses                    0.12%
Total Annual Operating Expenses   0.87%

These expenses reflect operations for the year ended December 31, 2005. Expenses may vary in future years. Theses fees and expenses are paid by the fund and borne indirectly by contract holders. There are additional expenses charged by insurance companies. These are described in the variable annuity and/or variable life insurance prospectus.

EXPENSE EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. This example does not reflect fees associated with the ownership of a variable annuity or variable life insurance contract and your actual costs may be higher. Your costs based on these assumptions would be:

IF YOU SELL YOUR SHARES IN...   1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------   ------   -------   -------   --------
Davis Real Estate Portfolio       $89      $278      $482     $1,073

                                        8

DAVIS MANAGEMENT

DAVIS ADVISORS

Davis Selected Advisers, L.P., ("Davis Advisors") serves as the investment adviser for each of the Davis Funds, including Davis Real Estate Portfolio.
Davis Advisors' offices are located at 2949 East Elvira Road, Suite 101, Tucson,
Arizona 85706. Davis Advisors provides investment advice for the Davis Funds, manages their business affairs and provides day-to-day administrative services.
Davis Advisors also serves as investment adviser for other mutual funds and institutional and individual clients.

Davis Selected Advisers-NY, Inc., ("Sub-Adviser") serves as the sub-adviser for each of the Davis Funds, including Davis Real Estate Portfolio. The
Sub-Adviser's offices are located at 609 Fifth Avenue, New York, New York 10017.
The Sub-Adviser provides investment management and research services for the
Davis Funds and other institutional clients, and is a wholly owned subsidiary of
Davis Advisors. The Sub-Adviser's fee is paid by Davis Advisors, not the Davis
Funds.

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

THE DAVIS INVESTMENT DISCIPLINE

Davis Advisors manages equity funds using the Davis Investment Discipline. We conduct extensive research to try to identify businesses that possess characteristics we believe foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. We aim to invest in such businesses when they are trading at a discount to their intrinsic worth. We emphasize individual stock selection and believe that the ability to evaluate management is critical. We routinely visit managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.

Over the years, Davis Advisors has developed a list of characteristics that we believe help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, Davis Advisors searches for companies that demonstrate a majority or an appropriate mix of these characteristics.

                                        9

     FIRST CLASS MANAGEMENT

     o    Proven track record

     o    Significant personal ownership in business

     o    Intelligent allocation of capital

     o    Smart application of technology to improve business and lower costs

     STRONG FINANCIAL CONDITION AND SATISFACTORY PROFITABILITY

     o    Strong balance sheet

     o    Low cost structure

     o    High after-tax returns on capital

     o    High quality of earnings

     STRONG COMPETITIVE POSITIONING

     o    Non-obsolescent products / services

     o    Dominant or growing market share

     o    Participation in a growing market

     o    Global presence and brand names

After determining which companies we wish to own, we then turn our analysis to determining the intrinsic value of those companies' common stock. We seek common stock which can be purchased at attractive valuations relative to their intrinsic value. Our goal is to invest in companies for the long term. We consider selling a company if we believe the stock's market price exceeds Davis
Advisors' estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company is no longer attractive.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

The Fund's principal investment strategies and main risks are described in the section entitled "Investment Objective and Principal Investment Strategies." The
Fund's investment objective is not a fundamental policy and may be changed by the Board of Directors without a vote of shareholders. The Fund's prospectuses would be amended before any change in investment objective, and shareholders would be promptly notified of the change.

The Fund is not limited to investing in the securities and using the principal investment strategies described therein. The Fund may also purchase other kinds of securities; engage in active trading (which would increase portfolio turnover and commission expenses and may increase taxable distributions); or employ other investment strategies that are not principal investment strategies if, in Davis
Advisors' professional judgment, the securities or investment strategies are appropriate. Factors that Davis Advisors considers in pursuing these other strategies include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii) they may assist the Fund in pursuing its investment objective; (iii) they are consistent with the Fund's investment strategy; (iv) they will cause the Fund to violate any of its investment

                                       10

restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectus and Statement of Additional Information, as amended from time to time. The Statement of Additional Information discusses these securities and investment strategies.

SHORT-TERM INVESTMENTS. The Fund uses short-term investments, such as treasury bills and repurchase agreements, to maintain flexibility while evaluating long-term opportunities. The Fund may also use short-term investments for temporary defensive purposes. At such times the Fund will not be pursuing its normal investment policies. In the event that our portfolio managers anticipate a decline in the market values of the companies in which the Fund invests (due to economic, political or other factors), we may reduce the Fund's risk by investing in short-term securities until market conditions improve. Unlike equity securities, these investments will not appreciate in value when the market advances and will not contribute to the Fund's investment objective.

For more details concerning current investments and market outlook, please see the most recent shareholder report.

EXECUTION OF PORTFOLIO TRANSACTIONS. Davis Advisors places orders with broker-dealers for Davis Funds' (including Davis Variable Account Funds)
portfolio transactions. Davis Advisors seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, Davis Advisors considers price, commission, timing, competent block trading coverage, capital strength and stability, research resources, and other factors. Subject to best price and execution,
Davis Advisors may place orders for Davis Funds' portfolio transactions with broker-dealers who have sold shares of Davis Funds. In placing orders for Davis
Funds' portfolio transactions, Davis Advisors does not commit to any specific amount of business with any particular broker-dealer. Further, when Davis
Advisors places orders for Davis Funds' portfolio transactions, it does not give any consideration to whether a broker-dealer has sold shares of Davis Funds.

Over the last three years the Fund paid the following brokerage commissions:

                                       FOR THE YEAR ENDED DECEMBER 31,
                                       -------------------------------
                                           2005      2004      2003
                                         -------   -------   -------
Davis Real Estate Portfolio
Brokerage commissions paid:              $33,009   $30,882   $22,317
Brokerage as a percentage of average
   net assets:                              0.05%     0.07%     0.09%

                                       11

PERFORMANCE HISTORY

Davis Real Estate Portfolio was first offered to the public on July 1, 1999.
However, Davis Advisors has been managing accounts in similar style for a number of years. The performance results presented in the table that follows should not be considered predictive of the future performance of the Fund. The Fund's performance may be either higher or lower than the following Composite.

The performance history for Davis Real Estate Composite includes all accounts with investment objectives, policies and strategies substantially similar
(although not necessarily identical) to those used by Davis Advisors in managing the Davis Real Estate Portfolio. Mutual funds and private accounts may also be included in the performance history. Private accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code,
which, if applied, might adversely affect the performance results.

The performance history compares the Davis Real Estate Composite on an annualized, asset-weighted basis against the Dow Jones Wilshire Real Estate
Securities Index. Composite performance is presented net of the Fund's maximum annual operating expenses of 1%. Davis Advisors is contractually committed to waive fees and/or reimburse the Fund's expenses to the extent necessary to cap total annual fund operating expenses at 1% until May 1, 2007; after that date, there is no assurance that expenses will be capped. What the Fund's expense ratios would have been without the expense cap is discussed in the Financial
Highlights table. Composite performance is computed using an internal time-weighted rate of return for each account (including every private account and mutual fund in the composite), weighted for the relative size of each account using beginning-of-period values.

The insurance company's charges would have lowered the following Composite
Returns. The calculation used to measure the performance of a composite is different from the standardized SEC method used to measure the performance of a single mutual fund. The Dow Jones Wilshire Real Estate Securities Index is a
broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts and Real Estate Operating Companies.

                                       12

THE FOLLOWING PERFORMANCE INFORMATION FOR DAVIS ADVISORS DOES NOT REPRESENT THE
PERFORMANCE OF DAVIS REAL ESTATE PORTFOLIO.

DAVIS REAL ESTATE COMPOSITE RETURNS
For the periods ended December 31, 2005

                                                                              SINCE JAN 1,
                                 PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS       1995
                                 -----------   ------------   -------------   ------------

DAVIS REAL ESTATE COMPOSITE         12.89%         18.60%         14.87%          15.19%
DOW JONES WILSHIRE REAL ESTATE
SECURITIES INDEX                    14.06%         19.04%         15.14%          14.99%

As of December 31, 2005, the composite included 6 accounts with aggregate assets of approximately $1.5 billion.

COMPENSATION

Davis Advisors' compensation for its services (based on average net assets) for the year ended December 31, 2005, was as follows:

Davis Real Estate Portfolio................................................0.75%

A discussion regarding the basis for the Board of Directors approving the investment advisory and sub-advisory agreements will be included in the Fund's
June 2006 semi-annual report.

INVESTMENT PROFESSIONALS

ANDREW A. DAVIS has served as Portfolio Manager of Davis Real Estate Portfolio since its inception on July 1, 1999, and also manages other Davis equity funds.
He has served as Portfolio Manager of various equity funds managed by Davis
Advisors since January 1994.

CHANDLER SPEARS has served as Portfolio Manager of Davis Real Estate Portfolio since May 1, 2003, and also manages other Davis equity funds. Mr. Spears joined
Davis Selected Advisers, L.P., in November 2000 as a real estate securities analyst.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio
Managers, and the Portfolio Managers' ownership of securities in the Fund.

                                       13

OTHER INFORMATION

PURCHASE AND REDEMPTION OF SHARES

Insurance companies offer variable annuity and variable life insurance products through separate accounts. Separate accounts, not variable product owners, are the shareholders of the Fund. Variable product owners hold interests in separate accounts. The terms of the offering of interests in separate accounts are included in the variable annuity or variable life insurance product prospectus.
Only separate accounts of insurance companies that have signed the appropriate agreements with the Fund can buy or sell shares of the Fund.

RIGHT TO REJECT OR RESTRICT PURCHASES AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The
Fund may reject, restrict, or cancel, without any prior notice, any purchase orders for any reason. For example, the Fund does not allow market timing because short-term trading or other excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. As described in the next paragraph, almost all of the
Fund's shareholders invest in the Fund through omnibus accounts maintained by insurance companies. The only way to effectively prevent market timing is with the cooperation of these insurance companies. Accordingly we request that the insurance companies offering variable annuity and variable life insurance products discourage frequent trading by contract owners. Although we do not allow market timing there can be no guarantee that the Fund, the Transfer Agent or the Fund's participating insurance companies will be completely successful in curbing abusive short term transactions.

EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices may employ a variety of strategies to avoid detection. The ability of the Fund to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase exchange and redemption orders from insurance companies who maintain omnibus accounts with the Fund. Omnibus account arrangements permit insurance companies to aggregate their clients' transaction and ownership positions. In these circumstances, the identity of the particular shareholder(s) is not known to the
Fund. Therefore, the ability of the Fund to detect excessive trading practices is limited. The insurance company through which you purchase your variable annuity or variable life contract may impose transfer limitations and other limitations designed to curtail excessive trading. Please refer to you variable annuity or variable life contract for details.

                                       14

PRICING OF SHARES

The Fund prices its shares based upon the total value of the Fund's investments.
Your account balance may change daily because the share price may change daily.
The value of one share of the Fund, also known as the net asset value, or NAV, is calculated at 4 p.m. on each day the New York Stock Exchange is open or as of the time the Exchange closes, if earlier.

VALUATION OF PORTFOLIO SECURITIES

Fund shares are purchased at the net asset value, or sold at the net asset value next determined after the Fund's transfer agent receives your request in good order.

Securities are valued primarily on the basis of market quotations. However, the
Fund has adopted procedures for making "fair value" determinations if market quotations are not readily available. The Fund uses fair value prices any time
Davis Advisors concludes that reliable market quotations for its portfolio securities are not readily available from an approved third party pricing service or from independent brokers. Examples of when fair value pricing may be used include illiquid or thinly traded securities, and securities whose values have been affected by a significant event occurring after the close of their primary markets. Davis Funds use an independent vendor to assist in fair value pricing foreign securities when deemed appropriate. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using last reported prices.

Some of the Fund's securities may be traded in markets that close at a different time than when the Fund's shares are priced. Events affecting portfolio values that occur after the time that such markets close and the time Fund's shares are priced may result in the use of fair value pricing, as described above.
Likewise, because foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the value of some of the Fund's foreign investments might change significantly on those days when investors cannot buy or redeem shares. Davis Funds have adopted procedures designed to identify and react to significant events in foreign markets that would have a material effect on a Fund's net asset value. Notwithstanding, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

Securities denominated in foreign currencies and traded in foreign markets will have their value converted into U.S. dollar equivalents at the prevailing exchange rate as computed by State Street Bank and Trust. Fluctuation in the value of foreign currencies in relation to the U.S. dollar may affect the net asset value of the Fund's shares even if there has not been any change in the foreign currency price of the Fund's investments.

                                       15

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information. The Fund's portfolio holdings are published and mailed to shareholders twice a year in the annual and semi-annual reports which are mailed approximately 60 days after the end of the Fund's second and fourth fiscal quarters. In addition, the Fund files its portfolio holdings with the SEC four times a year, 60 days after the end of each of the Fund's fiscal quarters.

MIXED AND SHARED FUNDING

Shares of the Fund are offered in connection with mixed and shared funding,
i.e., to separate accounts of insurance companies funding variable annuity and variable life insurance policies. Due to differences in tax treatment and other considerations the interests of various contract holders investing in separate accounts investing in the Fund may conflict. Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Fund could cause owners of contracts and policies funded through another separate account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of the Fund will monitor for the existence of any material conflicts and determine what action, if any should be taken. A Fund's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

FEDERAL INCOME TAXES

Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product, or refer to their variable annuity or variable life insurance product prospectus.

Insurance company separate accounts generally do not pay tax on dividends or capital gain distributions from the Fund.

DIVIDENDS AND DISTRIBUTIONS

Davis Real Estate Portfolio generally declares and pays dividends quarterly, and short- and long-term capital gains, if any, annually. All dividends and capital gains are paid to separate accounts of participating insurance companies. At the election of these companies, dividends and distributions are automatically reinvested at net asset value in shares of the Fund.

DISTRIBUTION PLANS

The Fund has adopted a plan under Rule 12b-1 allowing the payment of up to 0.25%
for distribution expenses. Currently the Fund does not make and does not intend to make any

                                       16

payments under this plan. If, in the future, the Fund begins making payments under the plan, then these fees would be paid out of the Fund's assets on an ongoing basis. Over time, these fees would increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The Adviser or its affiliates may pay a fee to the insurance companies offering the Funds as an investment vehicle for variable annuity or variable life insurance contracts issued by the life insurance companies. The amount of the fee is negotiated with each insurance company. Such payments are for administrative services and investor support services, and do not constitute payment for investment advisory, distribution or other services. Payment of such fees by the Adviser or its affiliates does not increase the fees paid by the
Funds or their respective shareholders. In 2005, the Adviser and Distributor made payments to the firms listed below.

Allianz Life Insurance Company of North America; Allianz Life Insurance Company
of New York; American Skandia Life Assurance Corporation; The Guardian Insurance
& Annuity Company, Inc.; Horace Mann Life Insurance Company; Merrill Lynch Life
Insurance Company; New York Life Insurance and Annuity Corporation; Transamerica
Life Insurance Company (name change from PFL Life Insurance Company); Pruco Life
Insurance Company; and Pruco Life Insurance Company of New Jersey.

Investors should consult their financial intermediary regarding the details of the payments they receive in connection with the sale of Fund shares.

FINANCIAL HIGHLIGHTS

The following table is designed to show you the financial performance of Davis
Real Estate Portfolio for the five years ended December 31, 2005, assuming that all dividends and capital gains have been reinvested. Some of the information reflects financial results for a single Fund share.

The information has been audited by KPMG LLP. KPMG LLP's report, along with the
Fund's financial statements, is included in the annual report, which is available upon request.

                                       17

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO
The following financial information represents data for each share of capital stock outstanding throughout each period.

                                                          YEAR ENDED DECEMBER 31,
                                            --------------------------------------------------
                                              2005      2004      2003      2002         2001
                                            -------   -------   -------   -------      -------

NET ASSET VALUE, BEGINNING OF PERIOD        $ 16.80   $ 13.47   $ 10.49   $ 10.35      $ 10.38

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.30      0.34      0.44      0.36         0.36
Net Realized and Unrealized Gains              1.86      4.07      3.34      0.25         0.19

Total From Investment Operations               2.16      4.41      3.78      0.61         0.55

DIVIDENDS AND DISTRIBUTIONS
Dividends from Net Investment Income          (0.54)    (0.48)    (0.55)    (0.36)       (0.36)
Return of Capital                                --        --        --     (0.11)       (0.07)
Distributions from Realized Gains             (1.09)    (0.60)    (0.25)       --        (0.11)
Distributions in Excess of Net Investment
   Income                                        --        --        --        --        (0.04)
Total Dividends and Distributions             (1.63)    (1.08)    (0.80)    (0.47)       (0.58)

NET ASSET VALUE, END OF PERIOD              $ 17.33   $ 16.80   $ 13.47   $ 10.49      $ 10.35

TOTAL RETURN(1)                               13.14%    33.35%    36.79%     5.89%        5.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period                   $64,556   $58,279   $35,663   $18,806      $10,029
   (000 omitted)
Ratio of Expenses to Average Net Assets        0.87%     0.89%     0.98%     1.00%(3)     1.00%(3)
Ratio of Net Investment Income to Average
   Net Assets                                  1.71%     2.30%     3.74%     3.54%        3.70%
Portfolio Turnover Rate(2)                       28%       32%       22%       52%          45%

(1.) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2.) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3.) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.10% and 1.39% for 2002 and 2001, respectively.

                                       18

OBTAINING ADDITIONAL INFORMATION

Additional information about the Fund's investments is available in the FUND'S
ANNUAL AND SEMI-ANNUAL REPORTS to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The
STATEMENT OF ADDITIONAL INFORMATION provides more detailed information about the
Fund and its management and operations. The Statement of Additional Information and the Fund's Annual and Semi-Annual Reports are available, without charge, upon request.

The Fund's Statement of Additional Information and Annual Report have been filed with the Securities and Exchange Commission, are incorporated by reference, and are legally a part of this prospectus.

WHERE YOU CAN GET THESE DOCUMENTS:

o    FROM YOUR INSURANCE COMPANY OR YOUR ACCOUNT REPRESENTATIVE. Your insurance company or account representative can provide you with copies of these documents.

o    VIA THE INTERNET. Visit the SEC website (www.sec.gov).

o    FROM THE SEC. Additional copies of the registration statement can be obtained, for a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-0102, or by sending an electronic request to
     *publicinfo@sec.gov**. Reports and other information about the Fund are also available by visiting the SEC website (www.sec.gov). For more information on the operations of the Public Reference Room, call
     1-202-942-8090.

                                          LOGO

                                          OVER 35 YEARS OF RELIABLE INVESTING(R)

                                        Investment Company Act File No. 811-9293

                                       19

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2006

                              DAVIS VALUE PORTFOLIO
                            DAVIS FINANCIAL PORTFOLIO
                           DAVIS REAL ESTATE PORTFOLIO

                          EACH AN AUTHORIZED SERIES OF
                        DAVIS VARIABLE ACCOUNT FUND, INC.
                        2949 EAST ELVIRA ROAD, SUITE 101
                              TUCSON, ARIZONA 85706
                                 1-800-279-0279

DAVIS VALUE PORTFOLIO, DAVIS FINANCIAL PORTFOLIO, DAVIS REAL ESTATE PORTFOLIO
("FUNDS") ARE SOLD EXCLUSIVELY TO INSURANCE COMPANY SEPARATE ACCOUNTS FOR
VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ
IN CONJUNCTION WITH THE PROSPECTUSES FOR EACH FUND DATED MAY 1, 2006. THIS
STATEMENT OF ADDITIONAL INFORMATION INCORPORATES THE PROSPECTUSES BY REFERENCE.
THE PROSPECTUSES MAY BE OBTAINED FROM INSURANCE COMPANIES INVESTING IN THE
FUNDS.

THE FUNDS' MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS ARE
SEPARATE DOCUMENTS THAT ARE AVAILABLE ON REQUEST AND WITHOUT CHARGE FROM
INSURANCE COMPANIES INVESTING IN THE FUNDS. THE ANNUAL REPORT, ACCOMPANYING
NOTES AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM APPEARING IN
THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE IN THIS STATEMENT OF ADDITIONAL
INFORMATION.

                                                                            PAGE
                                                                            ----
SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS.................     3
   Additional Information About the Funds' Investment

SECTION I: INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

This Statement of Additional Information should be read in conjunction with the prospectuses. This Statement of Additional Information supplements the information available in the prospectuses.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS'
                         INVESTMENT STRATEGIES AND RISKS

THE ADVISER. Davis Variable Account Fund, consisting of Davis Value Portfolio,
Davis Financial Portfolio and Davis Real Estate Portfolio ("Funds") is managed by Davis Selected Advisers, L.P. ("Adviser"). The Funds are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts.

PRINCIPAL INVESTMENT STRATEGIES AND ADDITIONAL INVESTMENT STRATEGIES. The
investment objectives, principal investment strategies and the main risks of each Fund are described in the Funds' prospectuses. The Funds are not limited to just investing in the securities and using the principal investment strategies described in the prospectuses. The Funds may invest in other securities and use additional investment strategies if, in the Adviser's professional judgment, the securities or investment strategies are appropriate. Factors which the Adviser considers include whether (i) purchasing such securities would be consistent with shareholders' reasonable expectations; (ii) they may assist the Fund in pursuing its investment objective; (iii) they are consistent with the Fund's investment strategy; (iv) they will cause the Fund to violate any of its investment restrictions; or (v) they will materially change the Fund's risk profile as described in the Fund's prospectuses and Statement of Additional
Information, as amended from time to time. This section of the Statement of
Additional Information contains supplemental information about the Funds'
principal investment strategies and also describes additional investment strategies that the Adviser and/or Davis Selected Advisers - NY, Inc.
("Sub-Adviser") may use to try to achieve the Funds' objectives. The composition of the Funds' portfolios and the strategies that the Adviser may use to try to achieve the Funds' investment objectives may vary depending on market conditions and available investment opportunities. The Funds are not required to use any of the investment strategies described below in pursuing their investment objectives. The Funds may use some of the investment strategies rarely or not at all. Whether a Fund uses a given investment strategy at a given time depends on the professional judgment of the Adviser.

There is no assurance that the Funds will achieve their investment objectives.
An investment in the Funds may not be appropriate for all investors, and short-term investing is discouraged. The Funds' investment objectives are not fundamental policies and may be changed by the Board of Directors without a vote of shareholders. The Funds' prospectuses would be amended prior to any change in investment objective, and shareholders would be promptly notified of the change.

In the discussions that follow, "Fund" applies equally to Davis Value Portfolio,
Davis Financial Portfolio and Davis Real Estate Portfolio.

DAVIS VALUE PORTFOLIO. The Fund's investment objective is long term growth of capital. Under normal circumstances the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least
$10 billion. However, the Fund also may invest a portion of its assets in other securities.

DAVIS FINANCIAL PORTFOLIO. The Fund's investment objective is long term growth of capital. Under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies "principally engaged" in the financial services industry.

DAVIS REAL ESTATE PORTFOLIO. The Fund's investment objective is total return through a combination of growth and income. Under normal circumstances Davis
Real Estate Portfolio invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies "principally engaged"
in the real estate industry.

   Davis Variable Account Fund, Inc.   3   Statement of Additional Information

EQUITY SECURITIES. Equity securities represent an ownership position in a company. These securities may include, without limitation, common stocks, preferred stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. Events that have a negative impact on a business probably will be reflected in a decline in their equity securities. Furthermore, when the stock market declines, most equity securities, even those issued by strong companies, likely will decline in value.

RIGHTS AND WARRANTS. Rights and warrants are forms of equity securities.
Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a shorter maturity and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

INITIAL PUBLIC OFFERINGS ("IPOS"). IPOs are a form of equity security. IPOs can have a dramatic impact on Fund performance and assumptions about future performance based on that impact may not be warranted. Investing in IPOs involves risks. Many, but not all, of the companies issuing IPOs are small, unseasoned companies. These are companies that have been in operation for a short period of time. Small company securities, including IPOs, are subject to greater volatility in their prices than are securities issued by more established companies. If the Fund does not intend to make a long-term investment in the IPO (it is sometimes possible to immediately sell an IPO at a profit) the Adviser may not perform the same detailed research on the company that it does for core holdings.

SMALL- AND MID-CAPITALIZATION COMPANIES. Companies with less than $10 billion in market capitalization are considered by the Adviser to be mid- or small-capitalization companies. Investing in mid- and small-capitalization companies may be more risky than investing in large-capitalization companies.
Smaller companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the
Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a mid- or small-capitalization company for whom there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings in that security. In that case the Fund might receive a lower price for its holdings than otherwise might be obtained. Small-capitalization companies also may be unseasoned. These include companies that have been in operation for less than three years, including the operations of any predecessors.

FINANCIAL SERVICES SECTOR. The Adviser has developed a special expertise in financial services companies and Davis equity funds may, from time to time, invest a significant portion of its assets in the financial services sector if the Adviser believes that such investments are consistent with the Fund's investment strategy, may contribute to the Fund achieving its investment objectives and will not cause the Fund to violate any of its investment restrictions.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of its assets, or if at least 50% of its revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses.
Companies in the financial services sector include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services.

Due to the wide variety of companies in the financial services sector, they may react in different ways to changes in economic and market conditions.

                                        4

Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent on the availability and cost of capital funds.
Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies also may be affected by weather, terrorism and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance companies also apply to other financial services companies. These companies are all subject to extensive regulation, rapid business changes and volatile performance dependent on the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies.
Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

Other Considerations. Regulations of the Securities and Exchange Commission
("SEC") impose limits on: (1) investments in the securities of companies that derive more than 15% of their gross revenues from the securities or investment management business. Although there are exceptions, a Fund is prohibited from investing more than 5% of its total assets in a single company that derives more than 15% of its gross revenues from the securities or investment management business, and (2) investments in insurance companies. A Fund generally is prohibited from owning more than 10% of the outstanding voting securities of an insurance company.

REAL ESTATE SECURITIES, INCLUDING REITS. Real estate securities are a form of equity security. Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Davis Funds do not invest directly in real estate. Real estate companies include real estate investment trusts ("REITs") or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. REITs pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with various requirements relating to its organization, ownership, assets and income, and with the requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) each taxable year. REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs
invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs also can realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees, which would increase expenses and decrease returns.

Real estate securities, including REITs, are subject to risks associated with the direct ownership of real estate. The Fund also could be subject to such risks by reason of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local

                                        5

economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, uninsured casualties or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent on management skill, may not be diversified and are subject to project financing risks. Such trusts also are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code, and failing to maintain exemption from registration under the Investment Company Act of 1940 ("1940
Act"). Changes in interest rates also may affect the value of the debt securities in the Fund's portfolio. By investing in REITs indirectly through the
Fund, a shareholder will bear not only his or her proportionate share of the expense of the Fund but also, indirectly, similar expenses of the REITs, including compensation of management. Some real estate securities may be rated less than investment grade by rating services. Such securities may be subject to the risks of high-yield, high-risk securities discussed below.

CONVERTIBLE SECURITIES. Convertible Securities are a form of equity security.
Generally, convertible securities are bonds, debentures, notes, preferred stocks, warrants or other securities that convert or are exchangeable into shares of the underlying common stock at a stated exchange ratio. Usually, the conversion or exchange is solely at the option of the holder. However, some convertible securities may be convertible or exchangeable at the option of the issuer or are automatically converted or exchanged at a certain time, or on the occurrence of certain events, or have a combination of these characteristics.
Usually a convertible security provides a long-term call on the issuer's common stock and therefore tends to appreciate in value as the underlying common stock appreciates in value. A convertible security also may be subject to redemption by the issuer after a certain date and under certain circumstances (including a specified price) established on issue. If a convertible security held by the
Fund is called for redemption, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it.

Convertible bonds, debentures and notes are varieties of debt securities, and as such are subject to many of the same risks, including interest rate sensitivity, changes in debt rating and credit risk. In addition, convertible securities are often viewed by the issuer as future common stock subordinated to other debt and carry a lower rating than the issuer's non-convertible debt obligations. Thus, convertible securities are subject to many of the same risks as high-yield, high-risk securities. A more complete discussion of these risks is provided below in the sections titled "Bonds and Other Debt Securities" and "High-Yield,
High-Risk Debt Securities."

Due to its conversion feature, the price of a convertible security normally will vary in some proportion to changes in the price of the underlying common stock.
A convertible security will also normally provide a higher yield than the underlying common stock (but generally lower than comparable non-convertible securities). Due to their higher yield, convertible securities generally sell above their "conversion value," which is the current market value of the stock to be received on conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because the yield acts as a price support. When the underlying common stocks rise in value, the value of convertible securities also may be expected to increase, but generally will not increase to the same extent as the underlying common stocks.

Fixed-income securities generally are considered to be interest rate-sensitive.
The market value of convertible securities will change in response to changes in interest rates. During periods of falling interest rates, the value of convertible bonds generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

FOREIGN SECURITIES. Equity securities are issued by both domestic and foreign companies. Sometimes a company may be classified as either "domestic" or
"foreign" depending upon which factors are considered most important for a given company. Factors which the Adviser considers include: (1) was the company

                                        6

organized under the laws of the United States or a foreign country; (2) are the company's securities principally traded in securities markets outside of the
United States; (3) where does the company earn the majority of its revenues or profits; and (4) where does the company have the majority of its assets.

Foreign securities include, but are not limited to, equity securities, real estate securities, convertible securities and bonds. Investments in foreign securities may be made through the purchase of individual securities on recognized exchanges and developed over-the-counter markets, through American
Depository Receipts ("ADRs") or Global Depository Receipts ("GDRs") covering such securities, and through U.S.-registered investment companies investing primarily in foreign securities. To the extent that the management fees paid to an investment company are for the same or similar services as the management fees paid to the Fund, there would be a layering of fees that would increase expenses and decrease returns. When the Fund invests in foreign securities, their operating expenses are likely to be higher than that of an investment company investing exclusively in U.S. securities, since the custodial and certain other expenses are expected to be higher.

Investments in foreign securities may involve a higher degree of risk than investments in domestic issuers. Foreign securities are often denominated in foreign currencies, which means that their value will be affected by changes in exchange rates, as well as other factors that affect securities prices. There generally is less information publicly available about foreign securities and securities markets, and there may be less government regulation and supervision of foreign issuers and securities markets. Foreign securities and markets also may be affected by political and economic instabilities and may be more volatile and less liquid than domestic securities and markets. Investment risks may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets and significant withholding taxes. Foreign economies may differ from the United
States favorably or unfavorably with respect to inflation rates, balance of payments, capital reinvestment, gross national product expansion and other relevant indicators. The Fund may attempt to reduce exposure to market and currency fluctuations by trading in currency futures contracts or options on futures contracts for hedging purposes only.

PASSIVE FOREIGN INVESTMENT COMPANIES. Some securities of companies domiciled outside the U.S. which the Fund may purchase, may be considered passive foreign investment companies ("PFICs") under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or "start-up" companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation's gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by Internal Revenue Code Section 954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Fund makes efforts to ensure compliance with federal tax reporting of these investments.

SPECIAL RISKS OF EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New
Zealand and Japan. Securities in emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. There may be even less liquidity in their securities markets, and settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries also may be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. Emerging countries may have less developed trading markets and exchanges. They may have less developed legal and accounting systems.

                                        7

BONDS AND OTHER DEBT SECURITIES. Bonds and other debt securities may be purchased by the Fund if the Adviser believes that they are consistent with the
Fund's investment strategies, may contribute to the Fund's investment objective and will not cause the Fund to violate any of its investment restrictions. The
U.S. government, corporations and other issuers sell bonds and other debt securities to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero-coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate, depending on such factors as interest rates, credit quality and maturity.

Bonds and other debt securities generally are subject to credit risk and interest rate risk. While debt securities issued by the U.S. Treasury generally are considered free of credit risk, debt issued by agencies and corporations all entail some level of credit risk. Investment grade debt securities have less credit risk than do high-yield, high-risk debt securities. Credit risk is described more fully in the section titled "High-Yield, High-Risk Debt
Securities."

Bonds and other debt securities generally are interest rate-sensitive. During periods of falling interest rates, the value of debt securities held by the Fund generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Changes by recognized rating services in their ratings of debt securities and changes in the ability of an issuer to make payments of interest and principal also will affect the value of these investments.

GOVERNMENT SECURITIES. U.S. Government Securities are debt securities that are obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. There are two basic types of U.S. Government Securities: (1)
direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. government. Agencies and instrumentalities include the Federal Farm Credit System ("FFCS"), Student Loan
Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation
("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage
Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some
obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. government. Others, such as
FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

U.S. Government Securities include mortgage-related securities issued by an agency or instrumentality of the U.S. government. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations are either insured by the Federal Housing
Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments
(including prepayments) are passed through to the holder of the Certificate.

Pools of mortgages also are issued or guaranteed by other agencies of the U.S.
government. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened or lengthened by unscheduled or early payment, or by slower than expected prepayment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool.

A collateralized mortgage obligation ("CMO") is a debt security issued by a corporation, trust or custodian, or by a U.S. government agency or instrumentality that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government Securities or corporate debt obligations. The issuer's

                                        8

obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. CMOs are most often issued in two or more classes (each of which is a separate security) with varying maturities and stated rates of interest. Interest and principal payments from the underlying collateral (generally a pool of mortgages) are not necessarily passed directly through to the holders of the CMOs; these payments typically are used to pay interest on all CMO classes and to retire successive class maturities in a sequence. Thus, the issuance of CMO classes with varying maturities and interest rates may result in greater predictability of maturity with one class and less predictability of maturity with another class than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Classes with shorter maturities typically have lower volatility and yield while those with longer maturities typically have higher volatility and yield. Thus, investments in CMOs provide greater or lesser control over the investment characteristics than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Investments in mortgage-related U.S. Government Securities, such as GNMA
Certificates and CMOs, also involve other risks. The yield on a pass-through security typically is quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium;
the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages.
Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities also could subject the Fund to "maturity extension risk," which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

The guarantees of the U.S. government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased. The value of the shares issued by the Fund is not guaranteed and will fluctuate with the value of the Fund's portfolio. Generally when the level of interest rates rise, the value of the Fund's investment in government securities is likely to decline and, when the level of interest rates decline, the value of the Fund's investment in government securities is likely to rise.

The Fund may engage in portfolio trading primarily to take advantage of yield disparities. Such trading strategies may result in minor temporary increases or decreases in the Fund's current income and in its holding of debt securities that sell at substantial premiums or discounts from face value. If expectations of changes in interest rates or the price of the securities prove to be incorrect, the Fund's potential income and capital gain will be reduced or its potential loss will be increased.

HIGH-YIELD, HIGH-RISK DEBT SECURITIES. The real estate securities, convertible securities, bonds and other debt securities in which the Funds may invest may include high-yield, high-risk debt securities rated BB or lower by Standard &
Poor's Corporation ("S&P") or Ba or lower by Moody's Investors Service
("Moody's") or unrated securities. Securities rated BB or lower by S&P and Ba or lower by Moody's are referred to in the financial community as "junk bonds" and may include D-rated securities of issuers in default. See Appendix A for a more detailed description of the rating system. Ratings assigned by credit agencies do not evaluate market risks. The Adviser considers the ratings assigned by S&P or Moody's as one of several factors in its independent credit analysis of issuers. A brief description of the quality ratings of these two services is contained in the section titled "Quality Ratings of Debt Securities."

While likely to have some quality and protective characteristics, high-yield, high-risk debt securities, whether convertible into common stock, usually involve increased risk as to payment of principal and interest. Issuers

                                        9

of such securities may be highly leveraged and may not have available to them traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high-yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their principal and interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

High-yield, high-risk debt securities are subject to greater price volatility than higher-rated securities, tend to decline in price more steeply than higher-rated securities in periods of economic difficulty or accelerating interest rates and are subject to greater risk of non-payment in adverse economic times. There may be a thin trading market for such securities. This may have an adverse impact on market price and the ability of the Fund to dispose of particular issues and may cause the Fund to incur special securities'
registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Unexpected net redemptions may force the Fund to sell high-yield, high-risk debt securities without regard to investment merit, thereby possibly reducing return rates. Such securities may be subject to redemptions or call provisions, which, if exercised when investment rates are declining, could result in the replacement of such securities with lower-yielding securities, resulting in a decreased return. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income GREATER THAN the cash actually received on these issues. In order to avoid taxation to the Fund, the Fund may have to sell portfolio securities to meet taxable distribution requirements.

The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic and industry conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis regarding individual lower-rated bonds, and the high-yield, high-risk market may depress the prices for such securities. If the negative factors such as the aforementioned adversely impact the market value of high-yield, high-risk securities, net asset value will be adversely affected.

The Fund may have difficulty disposing of certain high-yield, high-risk bonds because there may be a thin trading market for such bonds. Because not all dealers maintain markets in all high-yield, high-risk bonds, the Fund anticipates that such bonds could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on market price and the ability to dispose of particular issues and also may make it more difficult to obtain accurate market quotations or valuations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bid prices of such dealers or prices for actual sales. In addition, adverse publicity and investor perceptions may decrease the values and liquidity of high-yield, high-risk bonds regardless of a fundamental analysis of the investment merits of such bonds. To the extent that the Fund purchases illiquid or restricted bonds, it may incur special securities' registration responsibilities, liabilities and costs, and liquidity and valuation difficulties relating to such bonds.

Bonds may be subject to redemption or call provisions. If an issuer exercises these provisions when investment rates are declining, the Fund will be likely to replace such bonds with lower-yielding bonds, resulting in a decreased return.
Zero-coupon, pay-in-kind and deferred interest bonds involve additional special considerations. Zero-coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amount or par value. The market prices of zero-coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities paying interest currently, having similar maturities and credit quality.

                                       10

Pay-in-kind bonds pay interest in the form of other securities rather than cash.
Deferred interest bonds defer the payment of interest to a later date.
Zero-coupon, pay-in-kind or deferred interest bonds carry additional risk in that, unlike bonds that pay interest in cash throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities are sold. There is no assurance of the value or the liquidity of securities received from pay-in-kind bonds. If the issuer defaults, the Fund may obtain no return at all on its investment. To the extent that the Fund invests in bonds that are original issue discount, zero-coupon, pay-in-kind or deferred interest bonds, the Fund may have taxable interest income greater than the cash actually received on these issues. In order to distribute such income to avoid taxation, the Fund may have to sell portfolio securities to meet its taxable distribution requirements under circumstances that could be adverse.

Federal tax legislation limits the tax advantages of issuing certain high-yield, high-risk bonds. This could have a materially adverse effect on the market for high-yield, high-risk bonds.

A description of each bond quality category is set forth in Appendix A. The ratings of Moody's and S&P represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.
There is no assurance that a rating assigned initially will not change. The Fund may retain a security whose rating has changed or has become unrated.

CASH MANAGEMENT. For defensive purposes or to accommodate inflows of cash awaiting more permanent investment, the Fund may temporarily and without limitation hold high-grade short-term money market instruments, cash and cash equivalents, including repurchase agreements. The Fund also may invest in other investment companies (or companies exempted under Section 3(c)(7) of the 1940
Act) that themselves primarily invest in temporary defensive investments, including commercial paper. To the extent that the management fees paid to the other investment companies are for the same or similar services as the management fees paid to the Fund, there will be a layering of fees that would increase expenses and decrease returns. Investments in other investment companies are limited by the 1940 Act.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements involve an agreement to purchase a security and to sell that security back to the original owner at an agreed-on price. The resale price reflects the purchase price plus an agreed-on incremental amount, which is unrelated to the coupon rate or maturity of the purchased security. The repurchase obligation of the seller is, in effect, secured by the underlying securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) possible decline in the value of the collateral during the period while the Fund seeks to enforce its rights thereto, (b) possible loss of all or a part of the income during this period, and (c) expenses of enforcing its rights.

The Fund will enter into repurchase agreements only when the seller agrees that the value of the underlying securities, including accrued interest (if any), will at all times be equal to or exceed the value of the repurchase agreement.
The Fund may enter into tri-party repurchase agreements in which a third-party custodian bank ensures the timely and accurate exchange of cash and collateral.
The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to seven days of the purchase. The Fund normally will not enter into repurchase agreements maturing in more than seven days.

BORROWING. The Fund may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Fund also may borrow up to an additional 5% of its total assets from banks or others. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result. Borrowing money to meet redemptions or other

                                       11

purposes would have the effect of temporarily leveraging the Fund's assets and potentially exposing the Fund to leveraged losses.

LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. The Fund may engage in securities lending to earn additional income or to raise cash for liquidity purposes. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. The collateral must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest.

Lending activities are strictly limited as described in the section titled
"Investment Restrictions." Lending money or securities involves the risk that the Fund may suffer a loss if a borrower does not repay a loan when due. To manage this risk the Fund deals only with counterparties it believes to be creditworthy and requires that the counterparty deposit collateral with the
Fund.

When it loans securities, the Fund still owns the securities, receives amounts equal to the dividends or interest on loaned securities and is subject to gains or losses on those securities. The Fund also receives one or more of: (a)
negotiated loan fees, (b) interest on securities used as collateral, and/or (c)
interest on any short-term debt instruments purchased with such loan collateral.
Either type of interest may be shared with the borrower. The Fund also may pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the
Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

HEADLINE RISK. We seek to acquire companies with expanding earnings at value prices. We may make such investments when a company becomes the center of controversy after receiving adverse media attention. The company may be involved in litigation, the company's financial reports or corporate governance may be challenged, the company's annual report may disclose a weakness in internal controls, investors may question the company's published financial reports, greater government regulation may be contemplated, or other adverse events may threaten the company's future. While we research companies subject to such contingencies, we cannot be correct every time, and the company's stock may never recover.

SHORT SALES. When the Fund believes that a security is overvalued, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. If the price of the security decreases in value, the Fund may make a profit and, conversely, if the security increases in value, the Fund will incur a loss because it will have to replace the borrowed security by purchasing it at a higher price. There can be no assurance that the
Fund will be able to close out the short position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is not limited. A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a "short squeeze" can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. If the Fund sells a security short it will either own an off-setting "long position" (an economically equivalent security which is owned) or establish a "Segregated Account" as described in this Statement of
Additional Information.

The Fund also may make short sales "against-the-box," in which it sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a "constructive sale," requiring the Fund to recognize any taxable gain from the transaction.

The Fund has adopted a non-fundamental investment limitation that prevents it from selling any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short. This limitation does not apply to selling short against the box.

                                       12

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted securities that are subject to contractual restrictions on resale. The Fund's policy is to not purchase or hold illiquid securities (which may include restricted securities) if more than 15% of the Fund's net assets would then be illiquid.

The restricted securities that the Fund may purchase include securities that have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund to trade in privately placed securities even though such securities are not registered under the 1933 Act.
The Adviser, under criteria established by the Fund's Board of Directors, will consider whether Rule 144A Securities being purchased or held by the Fund are illiquid and thus subject to the Fund's policy limiting investments in illiquid securities. In making this determination, the Adviser will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market and the nature of the security and the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of
Rule 144A Securities also will be monitored by the Adviser and, if as a result of changed conditions it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is required in light of the policy limiting investments in such securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a
"delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists but that are not available for immediate delivery.

When such transactions are negotiated, the price (which generally is expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund.
During the period between purchase and settlement, no payment is made by the
Fund to the issuer and no interest accrues to the Fund from the investment.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous. When the
Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and strategies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it can dispose of a commitment before settlement. If the Fund chooses to dispose of the right to acquire a when-issued security before its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The
Fund will identify on its books liquid securities of any type at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

When issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to

                                       13

limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

A segregated account is not required when the Fund holds securities, options or futures positions whose values are expected to offset its obligations that would otherwise require a segregated account.

SEGREGATED ACCOUNTS. A number of the Fund's investment strategies require it to establish segregated accounts. When the Fund enters into an investment strategy that would result in a "senior security" as that term is defined in the 1940
Act, the Fund will either: (i) own an off-setting position in securities, options or futures positions; or (ii) set aside liquid securities in a segregated account with its custodian bank (or designated in the Fund's books and records) in the amount prescribed. The Fund will maintain the value of such segregated account equal to the prescribed amount by adding or removing additional liquid securities to account for fluctuations in the value of securities held in such account. Securities held in a segregated account cannot be sold while the senior security is outstanding, unless they are replaced with similar securities.

DERIVATIVES. The Fund can invest in a variety of derivative investments to pursue its investment objective or for hedging purposes. Some derivative investments the Fund can use are the hedging instruments described below.

Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated or to facilitate selling securities for investment reasons. To do so, the Fund could:

o    sell futures contracts;

o    buy puts on such futures or on securities; or

o    write covered calls on securities or futures.

The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case, the
Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so the Fund could:

o    buy futures;

o    buy calls on such futures or on securities; or

o    sell puts on such futures or on securities.

The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Adviser's discretion, as described below. The
Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund can employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

Futures. The Fund can buy and sell futures contracts that relate to: (1)
broad-based stock indices ("stock index futures"), (2) debt securities (these are referred to as "interest rate futures"), (3) other broad-based securities indices (these are referred to as "financial futures"), (4) foreign currencies
(these are referred to as "forward contracts"), or (5) commodities (these are referred to as "commodity futures").

A broad-based stock index is used as the basis for trading stock index futures.
They may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Financial futures are

                                       14

similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party also may settle the transaction by entering into an off-setting contract.

An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party also could enter into an off-setting contract to close out the position.

No money is paid or received by the Fund on the purchase or sale of a future. On entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed)
to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

At any time before expiration of the future, the Fund can elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions, except forward contracts, are effected through a clearinghouse associated with the exchange on which the contracts are traded.

Put and Call Options. The Fund can buy and sell (and sell short) certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, currency options, commodities options and options on the other types of futures described above.

Writing Covered Call Options. The Fund can write (that is, sell) covered calls.
If the Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding or, for certain types of calls, the call can be covered by identifying liquid assets on the Fund's books to enable the Fund to satisfy its obligations if the call is exercised.

When the Fund writes a call on a security, it receives cash (a premium). The
Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

When the Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Fund's custodian bank, or a securities depository acting for the custodian bank, will act as the Fund's escrow agent, through the facilities of the Options
Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities.
In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

When the Fund writes an over-the-counter ("OTC") option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the marked-to-market value of any OTC option it holds, unless the

                                       15

option is subject to a buy-back agreement by the executing broker. To terminate its obligation on a call it has written, the Fund can purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending on whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. Any such profits are considered short-term capital gains for federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Fund also can write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by identifying an equivalent dollar amount of liquid assets on the Fund's books. The Fund will identify additional liquid assets on its books if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the
Fund's hedging policies.

Writing Put Options. The Fund can write/sell put options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. The price usually will exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The
Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.
That obligation terminates on expiration of the put. It also may terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

The Fund can decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being exercised. Effecting a closing purchase transaction also will permit the Fund to write another put option on the security or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes and, when distributed by the
Fund, are taxable as ordinary income.

                                       16

Purchasing Calls and Puts. The Fund can purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to purchase the underlying investment.

The Fund can buy puts whether it holds the underlying investment in its portfolio. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund can sell the put prior to its expiration. That sale may or may not be at a profit.

When the Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

Forward Contracts. Forward contracts are foreign currency exchange contracts.
They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely correlated currency. The Fund also can use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed on by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

The Fund can use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock in" the U.S.
dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund might enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency.
This is called a "transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the

                                       17

security is purchased or sold or on which the payment is declared and the date on which the payments are made or received.

The Fund also could use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might suffer a substantial decline against the U.S.
dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the
U.S. dollar may suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.
That is referred to as a "cross hedge."

The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund can maintain a net exposure to forward contracts in excess of the value of the
Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency.
The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund can purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund can purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high as or higher than the forward contact price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Adviser might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency, the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received on the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements would not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an off-setting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first and off-setting contracts.

                                       18

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts usually are entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund can convert foreign currency from time to time and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

Index-Linked Notes. Principal and/or interest payments on these notes depend on the performance of an underlying index. Currency-indexed securities are another derivative the Fund can use. Typically these are short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This type of index security offers the potential for increased income or principal payments but at a greater risk of loss than a typical debt security of the same maturity and credit quality.

Debt Exchangeable for Common Stock of an Issuer or "Equity-Linked Debt
Securities" of an Issuer. At maturity, the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's common stock at the time of maturity. Both alternatives present a risk that the amount payable at maturity will be less than the principal amount of the debt because the price of the issuer's common stock might not be as high as the Adviser expected.

Interest Rate Swap Transactions. The Fund can enter into interest rate swap agreements. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. The Fund can enter into swaps only on securities that it owns. Also, the Fund will identify liquid assets on its books (such as cash or U.S.
government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that based on movements of interest rates in the future; the payments made by the Fund under a swap agreement will be greater than the payments it received.
Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination generally is referred to as "aggregation."

                                       19

Hedging Foreign Currency. To attempt to reduce exposure to currency fluctuations, the Fund may trade in forward foreign currency exchange contracts
(forward contracts), currency futures contracts and options thereon and securities indexed to foreign securities. These techniques are not always effective and their use may expose the Fund to other risks, such as liquidity and counterparty risk. The Adviser exercises its professional judgment as to whether the reduction in currency risk justifies the expense and exposure to liquidity and counterparty risk. These techniques may be used to lock in an exchange rate in connection with transactions in securities denominated or traded in foreign currencies, to hedge the currency risk in foreign securities held by the Fund and to hedge a currency risk involved in an anticipated purchase of foreign securities. Cross-hedging also may be utilized; that is, entering into a hedge transaction with respect to a foreign currency different from the one in which a trade is to be made or in which a portfolio security is principally traded. There is no limitation on the amount of assets that may be committed to currency hedging. However, the currency hedging transactions may be utilized as a tool to reduce currency fluctuation risks due to a current or anticipated position in foreign securities. The successful use of currency hedging transactions usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements. Should interest or exchange rates move in an unexpected manner, the anticipated benefits of futures contracts, options or forward contracts may not be achieved or losses may be realized and thus the Fund could be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements therefore could continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. When taking a position in an anticipatory hedge (when the Fund purchases a futures contract or other similar instrument to gain market exposure in anticipation of purchasing the underlying securities at a later date), the
Fund is required to set aside cash or high-grade liquid securities to fully secure the obligation.

A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers. Such a contract gives the Fund a position in a negotiated, currently non-regulated market. The Fund may enter into a forward contract; for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to
"lock in" the U.S. dollar price of the security ("transaction hedge").
Additionally, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Adviser believes that the U.S. dollar may suffer a substantial decline against a foreign currency, the Fund may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount in anticipation of purchasing foreign traded securities ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract with respect to a different foreign currency for a fixed U.S. dollar amount
("cross hedge"). This may be done, for example, where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated.

The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S.
dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs.
Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. Currently, a significant portion or all of the value of an over-the-counter option may be treated as an illiquid investment and subject to the restriction on such investments as long as the Securities and Exchange Commission ("SEC") requires that over-the-counter

                                       20

options be treated as illiquid. Generally, the Fund would utilize options traded on exchanges where the options are standardized.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("currency futures contracts") and may purchase and write put and call options to buy or sell currency futures contracts. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a currency futures contract means the incurring of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Options on currency futures contracts to be purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

The Fund may also purchase securities (debt securities or deposits) that have their coupon rate or value at maturity determined by reference to the value of one or more foreign currencies. These strategies will be used for hedging purposes only. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into a currency hedging position that exposes the Fund to an obligation to another party unless it follows its segregated account procedures.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that:
(i) an option purchased by the Fund would have to be exercised in order for the
Fund to realize any profit; and (ii) the Fund may not be able to sell currencies covering an option written by the Fund until the option expires or it delivers the underlying futures currency on exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. The Fund's ability to engage in currency hedging transactions may be limited by tax considerations.

Risks of Hedging With Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund also could experience losses if the prices of its futures and options positions were not correlated with its other investments.

The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the
Fund to sell related portfolio securities, thus increasing its turnover rate.
The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

                                       21

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience a loss if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broad-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices on which the hedging instruments are based. The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities
(long hedging) by buying futures and/or calls on such futures, broad-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the
Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert.
Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts, or through one or more different exchanges, or through one or more brokers. Thus, the number of options that the Fund can write

                                       22

or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund can invest are treated as "Section 1256 contracts"
under the Internal Revenue Code. In general, gains or losses relating to Section
1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the off-setting positions making up the straddle. A previously disallowed loss generally is allowed at the point when there is no unrecognized gain in the off-setting positions making up the straddle or the off-setting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and (2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal
Revenue Code for that trade, which may increase or decrease the amount of the
Fund's investment income available for distribution to its shareholders.

                             PORTFOLIO TRANSACTIONS

The Adviser is responsible for the placement of portfolio transactions, subject to the supervision of the Board of Directors. Following is a summary of the
Adviser's trading policies which are described in Part II of its Form ADV. The
Adviser is a discretionary investment adviser. Accordingly, the Adviser determines the securities and quantities to be bought and sold for each client's account.

                                       23

BEST EXECUTION. The Adviser follows procedures intended to provide reasonable assurance of best execution. However, there can be no assurance that best execution will in fact be achieved in any given transaction. Best execution can only be verified after the fact. The Adviser seeks to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable net price. In placing executions and paying brokerage commissions or dealer markups, the Adviser considers, among other factors, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communication and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on the particular security or market in which the transaction is to occur, research, the range and quality of the services made available to clients, and the payment of bona fide client expenses. To the extent that
Clients direct brokerage, the Adviser cannot be responsible for achieving best execution. The applicability of specific criteria will vary depending on the nature of the transaction, the market in which it is executed and the extent to which it is possible to select from among multiple broker-dealers.

CROSS TRADES. When the Adviser deems it to be advantageous, one fund may purchase or sell securities directly from or to another client account which is managed by the Adviser. This may happen due to a variety of circumstances, including situations when one fund must purchase securities due to holding excess cash and, at the same time, a different fund must sell securities in order to increase its cash position. Cross trades are only executed when deemed beneficial to both funds. The Adviser has adopted written procedures to ensure fairness to both funds.

INVESTMENT ALLOCATIONS. The Adviser considers many factors when allocating securities among clients, including but not limited to the client's investment style, applicable restrictions, availability of securities, available cash and other current holdings. The Adviser employs several portfolio managers, each of whom performs independent research and develops different levels of conviction concerning potential investments. Clients managed by the portfolio manager performing the research may receive priority allocations of limited investment opportunities that are in short supply, including initial public offerings
("IPOs").

Clients are not assured of participating equally or at all in particular investment allocations. The nature of a client's investment style may exclude it from participating in many investment opportunities, even if the client is not strictly precluded from participation based on written investment restrictions.
For example, (i) large cap equity clients are unlikely to participate in initial public offerings of small-capitalization companies, (ii) the Adviser is likely to allocate short-term trading opportunities to clients pursuing active trading strategies rather than clients pursing long-term buy-and-hold strategies, and
(iii) private accounts generally do not participate in purchases of foreign securities.

The Adviser attempts to allocate limited investment opportunities, including
IPOs, among clients in a manner that is fair and equitable when viewed over a considerable period of time and involving many allocations. When the Adviser is limited in the amount of a particular security it can purchase, due to a limited supply, limited liquidity, or other reason, the Adviser may allocate the limited investment opportunity to a subset of eligible clients. The Adviser would then allocate the next limited investment opportunity to a different subset of eligible clients, rotating among subsets as limited investment opportunities are identified.

The Adviser serves as investment adviser for a number of clients and may deal with conflicts of interest when allocating investment opportunities among its various clients. For example: (i) the Adviser receives different advisory fees from different clients; (ii) the performance records of some clients are more public than the performance records of other clients; and (iii) the Adviser and its affiliates, owners, officers and employees have invested substantial amounts of their own capital in some client accounts (notably the Davis Funds and
Selected Funds), but do not invest their own capital in every client's account.
The majority of the Adviser's clients pursue specific investment strategies, many of which are similar. The Adviser expects that, over long periods of time, most clients pursuing similar investment strategies should experience similar, but not identical, investment performance. Many factors affect investment performance, including but not limited to: (i) the timing of cash deposits and withdrawals to and from an account; (ii) the

                                       24

fact that the Adviser may not purchase or sell a given security on behalf of all clients pursuing similar strategies; (iii) price and timing differences when buying or selling securities; and (iv) the clients' own different investment restrictions. The Adviser's trading policies are designed to minimize possible conflicts of interest in trading for its clients.

ORDER PRIORITY. The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities between institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from
"bidding against itself" on such orders.

PATTERN ACCOUNTS. The Adviser serves as investment adviser for a number of clients which are patterned after model portfolios or designated mutual funds managed by the Adviser. For example, a client pursuing Davis Large Cap Value investment strategy may be patterned after Davis New York Venture Fund. The client portfolio would be expected to own many, but not all, of the same portfolio securities as Davis New York Venture Fund. Davis New York Venture Fund
usually owns more securities positions than the Adviser's typical Large Cap
Value client. New portfolio holdings are not usually added to a client account pursuing a Large Cap Value strategy until the Adviser makes it a significant holding in Davis New York Venture Fund. The Adviser may not purchase or sell a given security on behalf of all clients (even clients managed in a similar style), and it may not execute a purchase of securities or a sale of securities for all participating clients at the same time.

The Adviser generally attempts to aggregate trades for accounts that are purchasing or selling the same security at approximately the same time. However, at times the Adviser executes trades for patterned client accounts after the trade has been executed for the designated mutual fund or the model portfolio that the client account is patterned after. Since most of the Adviser's transactions are in large capitalization exchange-traded equities, the Adviser believes that this does not usually impact the long-term performance of these clients.

Orders for accounts which are not patterned after model portfolios or designated mutual funds are generally executed in the order received by the trading desk, with the following exceptions: (i) the execution of orders for clients that have directed that particular brokers be used may be delayed until the orders which do not direct a particular broker have been filled; (ii) the execution of orders may be delayed when the client (or responsible portfolio manager) requests such delay due to market conditions in the security to be purchased or sold; and
(iii) the execution of orders which are to be bunched or aggregated.

AGGREGATED TRADES. The Adviser frequently follows the practice of aggregating orders of various institutional clients for execution, if the Adviser believes that this will result in the best net price and most favorable execution. In some instances, aggregating trades could adversely affect a given client.
However, the Adviser believes that aggregating trades generally benefits clients because larger orders tend to have lower execution costs, and the Adviser clients do not compete with one another trading in the market. Directed brokerage trades in a particular security are typically executed separately from, and possibly after, the Adviser's other client trades.

In general, all the Adviser clients (excluding clients who are directing brokerage and managed money/wrap accounts) seeking to purchase or sell a given security at approximately the same time will be aggregated into a single order.
When that order is filled, all participating clients receive the price at which the order was executed. If, at a later time, the participating clients wish to purchase or sell additional shares of the same security, or if additional clients seek to purchase or sell the same security, then the Adviser will issue a new order and the clients participating in the new order will receive the price at which the new order was executed.

In the event that an aggregated order is not entirely filled, the Adviser will allocate the purchases or sales among participating clients in the manner it considers to be most equitable and consistent with its fiduciary

                                       25

obligations to all such clients. Generally, partially-filled orders are allocated pro rata based on the initial order submitted by each participating client.

In accordance with the various managed account/wrap programs in which the
Adviser participates, the Adviser typically directs all trading to the applicable program sponsor unless, in the Adviser's reasonable discretion, doing so would adversely affect the client. Clients typically pay no commissions on trades executed through program sponsors. In the event that an order to the sponsor of a managed account/wrap program is not entirely filled, the Adviser will allocate the purchases or sales among the clients of that sponsor in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients. Generally, partially-filled orders are allocated among the particular sponsor's participating clients on a random basis that is anticipated to be equitable over time.

TRADING ERROR CORRECTION. In the course of managing client accounts, it is possible that trading errors will occur from time to time. The Adviser has adopted Trading Error Correction Policies & Procedures which, when the Adviser is at fault, seeks to place a client's account in the same position it would have been had there been no error. The Adviser retains flexibility in attempting to place a client's account in the same position it would have been had there been no error. The Adviser attempts to treat all material errors uniformly, regardless of whether they would result in a profit or loss to the client. For example, The Adviser may purchase securities from a client account at cost if they were acquired due to a trading error. If more than one trading error, or a series of trading errors, is discovered in a client account, then gains and losses on the erroneous trades may be netted.

RESEARCH PAID FOR WITH COMMISSIONS, "SOFT DOLLARS". The Adviser does not use client commissions, "soft dollars", to pay for (i) computer hardware or software, or other electronic communications facilities; (ii) publications, both paper based or electronic that are available to the general public; and (iii)
third-party research services. If the Adviser determines to purchase such services, it pays for them using its own resources.

The Adviser's portfolio managers may take into account the research resources, as well as the execution capacity, of a brokerage firm in selecting brokers.
Thus, transactions may be directed to a brokerage firm which provides: (i)
important information concerning a company; (ii) introductions to key company officers; (iii) industry and company conferences; and (iv) other value added research services.

The Adviser follows the concepts of Section 28(e) of the Securities Exchange Act of 1934. Subject to the criteria of Section 28(e), the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transactions, in recognition of the value of the brokerage and research services provided by or through the broker. The Adviser believes it is important to its investment decision-making to have access to independent research.

EXCEPTIONS. There are occasions when the Adviser varies the trading procedures and considerations described above. The Adviser exercises its best judgment in determining whether clients should execute portfolio transactions simultaneously with, prior to, or subsequent to the model portfolio or designated mutual fund that they are patterned after. The factors that the Adviser considers in exercising its judgment include, but are not limited to, the need for confidentiality of the purchase or sale, market liquidity of the securities in issue, the particular events or circumstances that prompt the purchase or sale of the securities, and operational efficiencies. Even when transactions are executed on the same day, clients may not receive the same prices as the model portfolios or designated mutual funds they are patterned after. If the transactions are not aggregated, such prices may be better or worse.

Portfolio Turnover. Because the Funds' portfolios are managed using the Davis
Investment Discipline, portfolio turnover is expected to be low. The Funds anticipate that, during normal market conditions, their annual portfolio turnover rate will be less than 100%. However, depending upon market conditions, portfolio turnover rate will vary. At times it could be high, which could require the payment of larger amounts in brokerage commissions and possibly more taxable distributions.

                                       26

When the Adviser deems it to be appropriate, a Fund may engage in active and frequent trading to achieve its investment objectives. Active trading may include participation in initial public offerings. Active trading may result in the realization and distribution to shareholders of higher capital gains compared with a fund with less active trading strategies, which would increase shareholder tax liability. Frequent trading also increases transaction costs, which could detract from a Fund's performance.

Portfolio Commissions

The Funds paid the following brokerage commissions:

                                     2005       2004       2003
                                   --------   --------   --------
Davis Value Portfolio
Brokerage commissions paid:        $194,476   $200,539   $143,953
Amount paid to brokers
providing research:                  None       None            7%
Amount Paid to Brokers providing
services to the Funds:                    4%    None       None

Davis Financial Portfolio
Brokerage commissions paid:        $ 37,729   $ 32,913   $ 28,023
Amount paid to brokers
providing research:                  None       None            8%
Amount Paid to Broker providing
services to the Funds:                    4%    None       None

Davis Real Estate Portfolio
Brokerage commissions paid:        $ 33,009   $ 30,882   $ 22,317
Amount paid to brokers
providing research:                  None       None       None
Amount Paid to Brokers providing
services to the Funds:                    2%         1%    None

The Adviser reimbursed Davis Value Portfolio for commissions paid to certain broker-dealers that received brokerage, which was directed for sale of fund shares from January 1, 2000 to July 31, 2003. The amount paid to Davis Value
Portfolio was $128.

Investments in Certain Broker-Dealers. As of December 31, 2005, the Funds owned the following securities (excluding repurchase agreements) issued by any of the
10 broker-dealers with whom they transacted the most business during the fiscal year ended December 31, 2005:

Fund                    Broker-dealer      $ Value
---------------------   --------------   -----------
Davis Value Portfolio   Morgan Stanley   $ 4,403,024
Davis Value Portfolio   Citigroup Inc.   $14,939,135

                             INVESTMENT RESTRICTIONS

The Funds follow investment strategies developed in accordance with the investment objective, policies and restrictions described in their prospectuses and this Statement of Additional Information.

The Funds have adopted the fundamental investment policies set forth below, which may not be changed without a shareholder vote. Where necessary, an explanation beneath a fundamental policy describes the

                                       27

Funds' practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Funds' practices may change accordingly without a shareholder vote.

The fundamental investment restrictions set forth below may not be changed without the approval of the holders of the lesser of: (i) 67% of the eligible votes, if the holders of more than 50% of the eligible votes are represented; or
(ii) more than 50% of the eligible votes.

Except for the fundamental investment policies regarding illiquid securities and borrowing, all percentage restrictions apply as of the time of an investment without regard to any later fluctuations in the value of portfolio securities or other assets. All references to the assets of a Fund are in terms of current market value.

(1)  DIVERSIFICATION (DAVIS VALUE PORTFOLIO AND DAVIS FINANCIAL PORTFOLIO). The
     Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy. To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to investments in securities issued or guaranteed by the United States ("U.S.")
government or its agencies or instrumentalities.

DIVERSIFICATION (DAVIS REAL ESTATE PORTFOLIO). The Fund is not required to diversify its investments.

Further Explanation of Diversification Policy. The Fund intends to remain classified as a regulated investment company under the Internal Revenue Code.
This requires the Fund to conform to the following: at the end of each quarter of the taxable year, at least 50% of the value of the Fund's total assets must be represented by: cash and cash items; U.S. government securities; securities of other regulated investment companies; and "other securities." For this purpose, "other securities" does not include investments in the securities of any one issuer that represent more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities.

(2)  CONCENTRATION (DAVIS VALUE PORTFOLIO). The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry.

Further Explanation of Concentration Policy. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

CONCENTRATION (DAVIS FINANCIAL PORTFOLIO). The Fund concentrates its investments in the financial services industry.

Further Explanation of Concentration Policy. Financial services is a "sector"
composed of a number of "industries", examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the financial services group of industries which together makeup the financial services sector. Due to the non-fundamental Name Policy, under normal circumstances the
Fund invests at least 80% of its net assets, plus any borrowing for investment purposes, in securities issued by companies principally engaged in the financial services sector.

A company is "principally engaged" in financial services if it owns financial services related assets constituting at least 50% of the total value of the company's assets, or if at least 50% of the company's revenues are derived from its provision of financial services. The financial services sector consists of several different industries that behave differently in different economic and market environments; for example, banking, insurance and securities brokerage houses. Companies in the financial services sector

                                       28

include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than issuers in the financial services sector or securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

CONCENTRATION (DAVIS REAL ESTATE PORTFOLIO). The Fund concentrates its investments in real estate securities.

Further Explanation of Concentration Policy. Real estate is a "sector" composed of a number of "industries", examples of which are included in the following paragraph. The concentration policy requires the Fund to invest at least 25% of its assets in securities principally engaged in the real estate group of industries which together makeup the real estate sector. Due to the non-fundamental Name Policy, under normal circumstances the Fund invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.

Real estate securities are issued by companies that have at least 50% of the value of their assets, gross income, or net profits attributable to ownership, financing, construction, management or sale of real estate, or to products or services that are related to real estate or the real estate industry. Real estate companies include real estate investment trusts or other securitized real estate investments, brokers, developers, lenders and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies.

The Fund may not invest 25% or more of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than real estate securities or securities issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

Industry Classification for Concentration Policy. (Davis Value Portfolio, Davis
Financial Portfolio and Davis Real Estate Portfolio) The Funds generally use BLP
Equity Economic Sectors ("BLP Code") as published by Bloomberg L.P. to determine industry classification. The Adviser may reclassify a company if it believes that the BLP Code on a specific company does not accurately describe the company.

(3)  ISSUING SENIOR SECURITIES. The Fund may not issue senior securities, except as permitted under applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Issuing Senior Securities. The Fund may not issue senior securities, except as provided by the 1940 Act and any rules, regulations, orders or letters issued thereunder. This limitation does not apply to selling short against the box. The 1940 Act defines a "Senior Security" as any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness.

(4)  BORROWING. The Fund may not borrow money, except to the extent permitted by applicable law; including the 1940 Act and published SEC staff positions.

Further Explanation of Borrowing Policy. The Fund may borrow from banks provided that, immediately thereafter the Fund has 300% asset coverage for all borrowings. The Fund may purchase additional securities so long as borrowings do not exceed 5% of its total assets. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. In the event that market fluctuations cause borrowing to exceed the limits stated above, the Adviser would act to remedy the situation as promptly as possible (normally within three business days), although it is not required to dispose of portfolio holdings immediately if the Fund would suffer losses as a result.

(5)  UNDERWRITING. The Fund may not underwrite securities of other issuers except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

                                       29

Further Explanation of Underwriting Policy. The Fund may not underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

(6)  INVESTMENTS IN COMMODITIES AND REAL ESTATE. The Fund may not purchase or sell commodities or real estate, except to the extent permitted by applicable law, including the 1940 Act and published SEC staff positions.

Further Explanation of Policy Restricting Investments in Commodities and Real
Estate. The Fund may purchase or sell financial futures contracts, options on financial futures contracts, currency contracts and options on currency contracts as described in its prospectus and Statement of Additional
Information. The Fund may not purchase or sell real estate, except that the Fund may invest in securities that are directly or indirectly secured by real estate or issued by issuers that invest in real estate.

(7)  MAKING LOANS. The Fund may not make loans to other persons, except as allowed by applicable law; including the 1940 Act and published SEC staff positions.

Further Explanation of Lending Policy. The acquisition of investment securities or other investment instruments, entering into repurchase agreements, leaving cash on deposit with the Fund's custodian, and similar actions are not deemed to be the making of a loan.

To generate income and offset expenses, the Fund may lend portfolio securities to broker-dealers and other financial institutions that the Adviser believes to be creditworthy in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest-bearing cash equivalents. The Fund is still subject to gains or losses due to changes in the market value of securities that it has lent.

When the Fund lends its securities, it will require the borrower to give the
Fund collateral in cash or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

NON-FUNDAMENTAL RESTRICTIONS

In addition to the foregoing restrictions, the Funds each have adopted the following non-fundamental policies that may be changed without shareholder approval:

1.   Illiquid Securities. The Fund may not purchase illiquid securities if more than 15% of the value of the Fund's net assets would be invested in such securities.

2.   High-Yield, High-Risk Securities. The Fund will not purchase debt securities rated BB or Ba or lower if the securities are in default at the time of purchase or if such purchase would then cause more than 35% of the
     Fund's net assets to be invested in such lower-rated securities.

3.   Options. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets. For additional information concerning option strategies and their risks, see the section entitled "Derivatives."

4.   Futures Contracts. The Fund will not engage in a futures transaction if the transaction would cause the nominal value of futures contracts then purchased or sold to exceed 25% of the Fund's total assets.

                                       30

5.   Borrowing. The Fund will not borrow in excess of 35% of net assets. The
     Board of Directors will be notified in the event borrowings exceed 10% of the Fund's total assets.

6.   Short Selling. The Fund will not sell any security short if it would cause more than 5% of its total assets, taken at market value, to be sold short.
     This limitation does not apply to selling short against the box.

7.   Investing For Control. The Fund does not invest for the purpose of exercising control or management of other companies.

Name Policy (all Funds except Davis Value Portfolio). Under normal circumstances
Davis Financial Portfolio invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the financial services industry.

Under normal circumstances Davis Real Estate Portfolio invests at least 80% of its net assets plus any borrowing for investment purposes in securities issued by companies principally engaged in the real estate industry.

Davis Financial Portfolio and Davis Real Estate Portfolio will comply with the
Name Policy as of the time an investment is made. In the event that market fluctuations or shareholder actions cause a Fund's investments to fall below the
Name Policy limits, that Fund would act to remedy the situation as promptly as possible, normally within three business days. Neither Fund will be required to dispose of portfolio holdings or purchase additional investments immediately if the Adviser believes such action would subject that Fund to losses or unreasonable risks of loss.

Davis Financial Portfolio and Davis Real Estate Portfolio comply with the Name
Policy under normal circumstances. However, either Fund may depart from the Name
Policy from time to time. For example, either Fund may depart from the Name
Policy in response to unusually large cash inflows or redemptions, or to avoid losses in response to adverse market, economic, political, or other conditions.

Davis Financial Portfolio and Davis Real Estate Portfolio will provide their respective shareholders with at least 60 days' prior notice before changing their Name Policies such that they would invest, under normal circumstances, less than 80% of their net assets plus any borrowing for investment purposes in financial or real estate companies, respectively.

State-Imposed-Investment Limitations. In order to enable California investors to allocate variable annuity or variable life insurance contract values to one or more of the Funds, the Funds have committed to comply with the following guidelines: (i) the borrowing limits for any Fund are (a) 10% of net asset value when borrowing for any general purpose, and (b) 25% of net asset value when borrowing as a temporary measure to facilitate redemptions (for purposes of this clause, the net asset value of a Fund is the market value of all investments or assets owned less outstanding liabilities of the Fund at the time that any new or additional borrowing is undertaken); and (ii) if a Fund invests in foreign companies, the foreign country diversification guidelines to be followed by the
Fund are as follows:

     (a)  The Fund will be invested in a minimum of five different foreign countries at all times. However, this minimum is reduced to four when foreign country investments comprise less than 80% of the Fund's net asset value, to three when less than 60% of such value, to two when less than 40% and to one when less than 20%.

     (b)  Except as set forth in items (c) and (d) below, the Fund will have no more than 20% of its net asset value invested in securities of issuers located in any one country.

     (c)  The Fund may have an additional 15% of its net asset value invested in securities of issuers located in any one of the following countries:
          Australia, Canada, France, Japan, the United Kingdom or Germany.

                                       31

     (d)  The Fund's investments in United States issuers are not subject to the foreign country diversification guidelines.

State insurance laws and regulations may impose additional limitations on lending securities and the use of options, futures and other derivative instruments.

SECTION II: KEY PERSONS

This Statement of Additional Information should be read in conjunction with the prospectus. This Statement of Additional Information supplements the information available in the prospectus.

                            ORGANIZATION OF THE FUNDS

DAVIS VARIABLE ACCOUNT FUND, INC. Davis Variable Account Fund, Inc. is an
open-end, diversified management investment company incorporated in Maryland in
1999 and registered under the 1940 Act. Davis Variable Account Fund, Inc. is a series investment company that may issue multiple series, each of which would represent an interest in its separate portfolio. Davis Variable Account Fund,
Inc. currently offers three series: Davis Value Portfolio, Davis Financial
Portfolio and Davis Real Estate Portfolio (a "Fund" or the "Funds").

SOLD EXCLUSIVELY TO INSURANCE COMPANIES, POTENTIAL CONFLICTS. Davis Variable
Account Fund Inc.'s shares are not offered directly to the public, but are sold exclusively to insurance companies ("Participating Insurance Companies") as a pooled funding vehicle for variable annuity and variable life insurance contracts issued by separate accounts of Participating Insurance Companies.
Differences in tax treatment or other considerations may cause the interests of various shareholders investing through the Participating Insurance Companies participating in the Funds to conflict with one another. The Board will monitor the Funds for any material conflicts and determine what action, if any, should be taken.

FUND SHARES. While they have not done so at this time, the Funds may issue shares in different classes. The Board of Directors may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive or subscription rights. Each of the Funds' shares represents an interest in the assets of the Fund issuing the share and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that: (i) each dollar of net asset value per share is entitled to one vote; (ii) the expenses related to a particular class, such as those related to the distribution of each class and the transfer agency expenses of each class are borne solely by each such class; (iii) each class of shares votes separately with respect to provisions of the Rule 12b-1 Distribution Plan that pertain to a particular class; and (iv) other matters for which separate class voting is appropriate under applicable law. Each fractional share has the same rights, in proportion, as a full share. Shares do not have cumulative voting rights;
therefore, the holders of more than 50% of the voting power of Davis Variable
Account Fund, Inc. can elect all of the directors of Davis Variable Account
Fund, Inc. For some issues, such as the election of directors, all of Davis
Variable Account Fund, Inc.'s authorized series vote together. For other issues, such as approval of the advisory agreement, each authorized series votes separately.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the shareholders of the outstanding voting securities of an investment company, such as Davis Variable Account Fund, Inc., will not be deemed to have been effectively acted on unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

                                       32

In accordance with Maryland law and Davis Variable Account Fund, Inc.'s bylaws,
Davis Variable Account Fund does not hold regular annual shareholder meetings.
Shareholder meetings are held when they are required under the 1940 Act or when otherwise called for special purposes. Special shareholder meetings may be called on the written request of shareholders of at least 25% of the voting power that could be cast at the meeting. Davis Variable Account Fund, Inc. will provide assistance in calling and holding such special meeting to the extent required by Maryland statutes or SEC rules and regulations then in effect.

                             DIRECTORS AND OFFICERS

Each of the directors and officers holds identical offices with each of the
Davis Funds (three registrants, a total of 12 separate series): Davis New York
Venture Fund, Inc., Davis Series, Inc., and Davis Variable Account Fund, Inc. As
indicated below, certain directors and officers also may hold similar positions with Selected American Shares, Inc., Selected Special Shares, Inc., and Selected
Capital Preservation Trust (collectively the "Selected Funds"), mutual funds that are managed by the Adviser.

The Board of Directors supervises the business and management of the Davis
Funds. The Board approves all significant agreements between the Davis Funds and those companies that furnish services to the Davis Funds. The names and addresses of the directors and officers are set forth below, together with their principal business affiliations and occupations for the last five years.

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ
85706.

                                         TERM OF                                  NO. OF PORTFOLIOS
                         POSITION(S)    OFFICE AND                                 IN FUND COMPLEX
NAME                      HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)         OVERSEEN
(birth date)                FUNDS      TIME SERVED     DURING PAST FIVE YEARS        BY DIRECTOR
----------------------   -----------   -----------   --------------------------   -----------------

INDEPENDENT DIRECTORS:

MARC P. BLUM             Director      Since 1986    Chief Executive Officer,             12
(9/9/42)                                             World Total Return Fund,
                                                     LLLP; Of Counsel to
                                                     Gordon, Feinblatt,
                                                     Rothman, Hoffberger and
                                                     Hollander, LLC (law firm).

OTHER DIRECTORSHIP CURRENTLY SERVING: Director, Legg Mason Trust (asset management company) and Rodney Trust Company (Delaware).

THOMAS GAYNER            Director      Since 2004    Executive Vice President             12
(12/16/61)                                           and Chief Investment
                                                     Officer, Markel
                                                     Corporation (Markel
                                                     Corporation Markets and
                                                     underwrites specialty
                                                     insurance products).

OTHER DIRECTORSHIPS CURRENTLY SERVING: First Market Bank.

                                       33

                                         TERM OF                                   NO. OF PORTFOLIOS
                         POSITION(S)    OFFICE AND                                  IN FUND COMPLEX
NAME                      HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN
(birth date)                FUNDS      TIME SERVED     DURING PAST FIVE YEARS         BY DIRECTOR
----------------------   -----------   -----------   ---------------------------   -----------------

JERRY D. GEIST           Director      Since 1986    Chairman, Santa Fe Center             12
(5/23/34)                                            Enterprises (energy project
                                                     development); retired
                                                     Chairman and President,
                                                     Public Service Company of
                                                     New Mexico.

OTHER DIRECTORSHIPS CURRENTLY SERVING: Director, CH2M Hill, Inc. (engineering);
Chairman, Santa Fe Center Enterprises, Member, Investment Committee for
Microgeneration Technology Fund, UTECH Funds.

D. JAMES GUZY            Director      Since 1982    Chairman, PLX Technology,             12
(3/7/36)                                             Inc. (semi-conductor
                                                     manufacturer).

OTHER DIRECTORSHIPS CURRENTLY SERVING: Director, Intel Corp. (semi-conductor manufacturer), Cirrus Logic Corp. (semi-conductor manufacturer), Alliance
Technology Fund (a mutual fund), Micro Component Technology, Inc. (micro-circuit handling and testing equipment manufacturer), LogicVision, Inc. (semi-conductor software company) and Tessera Technologies, Inc. (semi-conductor packaging company).

G. BERNARD HAMILTON      Director      Since 1978    Retired from 1990-2005,               12
(3/18/37)                                            Managing General Partner,
                                                     Avanti Partners, L.P.
                                                     (investment partnership).

OTHER DIRECTORSHIP CURRENTLY SERVING: None

SAMUEL H. IAPALUCCI      Director      Since 2006    Executive Vice President              12
(07/19/52)                                           and Chief Financial
                                                     Officer, CH2M-Hill, Ltd.,
                                                     (engineering).

OTHER DIRECTORSHIP CURRENTLY SERVING: None

ROBERT P. MORGENTHAU     Director      Since 2002    Chairman, NorthRoad                   12
(3/22/57)                                            Capital Management, LLC (an
                                                     investment management firm)
                                                     since June 2002; President
                                                     of Private Advisory
                                                     Services of Bank of America
                                                     (an investment management
                                                     firm) from 2001 until 2002;
                                                     prior to that a managing
                                                     director and global head of
                                                     marketing and distribution
                                                     for Lazard Asset Management
                                                     (an investment management
                                                     firm) for ten years.

                                       34

                                         TERM OF                                   NO. OF PORTFOLIOS
                         POSITION(S)    OFFICE AND                                  IN FUND COMPLEX
NAME                      HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN
(birth date)                FUNDS      TIME SERVED     DURING PAST FIVE YEARS         BY DIRECTOR
----------------------   -----------   -----------   ---------------------------   -----------------

OTHER DIRECTORSHIPS CURRENTLY SERVING: None

THEODORE B. SMITH, JR.   Director      Since 1994    Chairman of John Hassall,             12
(12/23/32)                                           Inc. (fastener
                                                     manufacturing); Chairman of
                                                     Cantrock Realty; Mayor,
                                                     Incorporated Village of
                                                     Mill Neck, NY.

OTHER DIRECTORSHIPS CURRENTLY SERVING: None.

CHRISTIAN R. SONNE       Director      Since 1990    General Partner of Tuxedo             12
(5/6/36)                                             Park Associates (land
                                                     holding and development
                                                     firm); President and Chief
                                                     Executive Officer of
                                                     Mulford Securities
                                                     Corporation (private
                                                     investment fund) until
                                                     1990; formerly Vice
                                                     President of Goldman
                                                     Sachs & Co. (investment
                                                     banking); Chairman of
                                                     Board of Trustees,
                                                     American Scandinavian
                                                     Foundation.

OTHER DIRECTORSHIPS CURRENTLY SERVING: None

MARSHA WILLIAMS          Director      Since 1999    Chief Financial Officer of            15
(3/28/51)                                            Equity Office Properties
                                                     Trust (a real estate
                                                     investment trust); former
                                                     Chief Administrative
                                                     Officer of Crate & Barrel
                                                     (home furnishings
                                                     retailer); former Vice
                                                     President and Treasurer,
                                                     Amoco Corporation (oil &
                                                     gas company).

OTHER DIRECTORSHIPS CURRENTLY SERVING: Director of the Selected Funds
(consisting of 3 portfolios); Director, Modine Manufacturing, Inc. (heat transfer technology); Chicago Bridge & Iron Company, N.V. (industrial construction and engineering).

                                       35

                                         TERM OF                                   NO. OF PORTFOLIOS
                         POSITION(S)    OFFICE AND                                  IN FUND COMPLEX
NAME                      HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)          OVERSEEN
(birth date)                FUNDS      TIME SERVED     DURING PAST FIVE YEARS         BY DIRECTOR
----------------------   -----------   -----------   ---------------------------   -----------------

INSIDE DIRECTORS*:

JEREMY H. BIGGS          Director/     Since 1994    Vice Chairman of Fiduciary            12
(8/16/35)                Chairman                    Trust Company International
                                                     (money management firm);
                                                     member of the Investment
                                                     Policy Committee, and
                                                     member of the International
                                                     Investment Committee;
                                                     Consultant to Davis
                                                     Selected Advisers, L.P.

OTHER DIRECTORSHIPS CURRENTLY SERVING: None

ANDREW A. DAVIS          Director      Since 1997;   President or Vice President           15
(6/25/63)                              Davis Funds   of each Davis Fund and
                                       officer       Selected Fund; President,
                                       since 1997    Davis Selected Advisers,
                                                     L.P., and also serves as an
                                                     executive officer in
                                                     certain companies
                                                     affiliated with the
                                                     Adviser.

OTHER DIRECTORSHIPS CURRENTLY SERVING: Director of the Selected Funds
(consisting of 3 portfolios) since 1998.

CHRISTOPHER C. DAVIS     Director      Since 1997;   Chief Executive Officer,              15
(7/13/65)                              Davis Funds   President or Vice President
                                       officer       of each Davis Fund,
                                       since 1997    Selected Fund, and Clipper
                                                     Fund; Chairman and Chief
                                                     Executive Officer, Davis
                                                     Selected Advisers, L.P.,
                                                     and also serves as an
                                                     executive officer in
                                                     certain companies
                                                     affiliated with the
                                                     Adviser, including sole
                                                     member of the Adviser's
                                                     general partner, Davis
                                                     Investments, LLC; Employee
                                                     of Shelby Cullom Davis &
                                                     Co. (registered broker/
                                                     dealer).

OTHER DIRECTORSHIPS CURRENTLY SERVING: Director of the Selected Funds
(consisting of 3 portfolios) since 1998; Director of the Washington Post (media and publishing).

o    Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company
     Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

                                       36

                       INDEPENDENT DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2005, the compensation paid to the directors who are not considered to be interested persons of the Fund was as follows:

                          DAVIS       DAVIS        DAVIS             TOTAL
                          VALUE     FINANCIAL   REAL ESTATE      DAVIS VARIABLE     TOTAL COMPLEX
NAME                    PORTFOLIO   PORTFOLIO    PORTFOLIO    ACCOUNT FUNDS, INC.    COMPENSATION
---------------------   ---------   ---------   -----------   -------------------   -------------

Wesley Bass               $8,517      $1,479        $804            $10,800            $ 79,000
Marc Blum                 $8,517      $1,479        $804            $10,800            $ 79,000
Thomas Gayner             $8,517      $1,479        $804            $10,800            $ 79,000
Jerry Geist               $8,517      $1,479        $804            $10,800            $ 79,000
D.James Guzy              $8,517      $1,479        $804            $10,800            $ 79,000
G. Bernard Hamilton       $8,517      $1,479        $804            $10,800            $ 79,000
Samuel Iapalucci**           N/A         N/A         N/A               N/A                  N/A
Robert Morgenthau         $8,517      $1,479        $804            $10,800            $ 79,000
Theodore Smith, Jr.       $8,517      $1,479        $804            $10,800            $ 79,000
Christian Sonne           $8,517      $1,479        $804            $10,800            $ 79,000
Marsha Williams           $8,927      $1,550        $843            $11,320            $125,488

* "Total complex compensation" is the aggregate compensation paid for service as a director by all mutual funds with the same investment adviser. There are eight registered investment companies in the complex.

**Mr. Iapalucci became a Director in January 2006.

                                    OFFICERS

All Davis Funds officers (including some Inside Directors) hold positions as executive officers with the Adviser and its affiliates, including Davis Selected
Advisers, L.P. (Adviser), Davis Selected Advisers - NY, Inc. (sub-adviser),
Davis Distributors, LLC (the principal underwriter), Davis Investments, LLC (the sole general partner of the Adviser), and other affiliated companies. The Davis
Funds do not pay salaries to any of their officers. Each of the Davis Funds'
officers serves for one year and until his or her successor is chosen and qualifies.

CHRISTOPHER C. DAVIS (BORN 7/13/65, DAVIS FUNDS OFFICER SINCE 1997). See
description in the section on Inside Directors.

ANDREW A. DAVIS (BORN 6/25/63, DAVIS FUNDS OFFICER SINCE 1997). See description in the section on Inside Directors.

KENNETH C. EICH (BORN 8/14/53, DAVIS FUNDS OFFICER SINCE 1997). Executive Vice
President and Principal Executive Officer of each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper
Funds Inc. (consisting of one portfolio); Chief Operating Officer, Davis
Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser. Mr. Eich serves on the board of governors of the Investment Company Institute and on the board of directors of ICI Mutual.

DOUGLAS A. HAINES, CPA, (BORN 3/4/71, DAVIS FUNDS OFFICER SINCE 2004). Vice
President, Treasurer, Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds
Inc.

                                       37

(consisting of one portfolio); Vice president and Director of Fund Accounting,
Davis Selected Advisers, L.P.

SHARRA L. REED (BORN 9/25/66, DAVIS FUNDS OFFICER SINCE 1997). Vice President,
Chief Compliance Officer of each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds
Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer,
Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

THOMAS D. TAYS, CPA, CFA, (BORN 3/7/57, DAVIS FUNDS OFFICER SINCE 1997). Vice
President and Secretary of each of the Davis Funds (consisting of 12 portfolios), Selected Funds (consisting of three portfolios), and Clipper Funds
Inc. (consisting of one portfolio); Vice President, Chief Legal Officer and
Secretary, Davis Selected Advisers, L.P.; and also serves as an executive officer in certain companies affiliated with the Adviser.

ARTHUR DON (BORN 9/24/53, DAVIS FUNDS OFFICER SINCE 1991). Assistant Secretary
(for clerical purposes only) of each of the Davis Funds and Selected Funds;
Partner, Seyfarth Shaw, LLP (a law firm); counsel to the Independent Directors and the Davis Funds.

                  STANDING COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE. The Davis Funds have an Audit Committee, which is comprised entirely of Independent Directors (Marsha Williams, Chair; Samuel H. Iapalucci;
Robert Morgenthau; and Christian R. Sonne). The Audit Committee reviews financial statements and other audit-related matters for the Davis Funds. The
Audit Committee also holds discussions with management and with the Independent
Accountants concerning the scope of the audit and the auditor's independence.
The Audit Committee meets as often as deemed appropriate by the Audit Committee.
The Audit Committee met four times during calendar year 2005.

The Board of Directors has determined that Marsha Williams is an independent
Audit Committee Financial Expert pursuant to Section 407 of the Sarbanes-Oxley
Act and as defined by Item 3 of Form N-CSR of the Investment Company Act of
1940. In their deliberations the Board of Directors considered Ms. Williams' (i)
professional experience; (ii) independence as defined in Item 3 of Form N-CSR;
and (iii) integrity and absence of disciplinary history.

NOMINATING COMMITTEE. The Davis Funds have a Nominating Committee, which is comprised entirely of Independent Directors (Jerry D. Geist, Chair; Marc P.
Blum; G. Bernard Hamilton; Theodore B. Smith Jr., and Christian R. Sonne), which meets as often as deemed appropriate by the Nominating Committee. The Funds do not elect Directors annually. Each director serves until his or her retirement, resignation, death or removal. Subject to exceptions and exemptions which may be granted by the Independent Directors, effective January 1, 2006, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74). The Nominating Committee met four times during calendar year 2005. The Nominating Committee reviews and nominates persons to serve as members of the Board of Directors, and reviews and makes recommendations concerning the compensation of the Independent Directors. The chairperson of the Nominating Committee also serves as the Lead Independent
Director. The Nominating Committee does not have a charter. When the board of directors is seeking a candidate to become a Director, qualified candidates will be men or women of proven character and talent who have achieved notable success in their professional careers. The specific talents which the Nominating
Committee seeks in a candidate, depends upon the board of directors' needs at the time a vacancy occurs. When the board of directors is seeking a candidate to become a director, it considers qualified candidates received from a variety of sources, including having authority to retain third parties that may receive compensation related to identifying and evaluating candidates. Shareholders may propose nominees by writing to the Nominating Committee, in care of the
Secretary of the Davis Funds, at 2949 East Elvira, Suite 101, Tucson, Arizona
85706.

                                       38

BROKERAGE COMMITTEE. The Davis Funds have a Brokerage Committee, which is comprised entirely of Independent Directors (D. James Guzy, Chair; Thomas S.
Gayner; and G. Bernard Hamilton), which meets as often as deemed appropriate by the Brokerage Committee. The Brokerage Committee met once during calendar year
2005. The Brokerage Committee reviews and makes recommendations concerning Davis
Funds portfolio brokerage and trading practices.

PRICING COMMITTEE. The Davis Funds have a Pricing Committee (Marc P. Blum,
Chair, Independent Director, Kenneth C. Eich, an officer of the Fund, and
Douglas A. Haines, an officer of the Fund) that meets as often as deemed appropriate by the Pricing Committee. The Pricing Committee met more than 50 times during calendar year 2005. The Pricing Committee reviews and makes recommendations concerning pricing of the Fund's portfolio securities.

                            DIRECTORS' FUND HOLDINGS

Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio
are sold exclusively to insurance company separate accounts for variable annuity and variable life insurance contracts, therefore the directors may not invest directly in the Funds. As of December 31, 2005, the Directors had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over
$100,000:

                                            DAVIS VALUE PORTFOLIO
                                          DAVIS FINANCIAL PORTFOLIO     TOTAL INVESTED
NAME                                     DAVIS REAL ESTATE PORTFOLIO   IN ALL FUNDS(2)
--------------------------------------   ---------------------------   ---------------

INDEPENDENT DIRECTORS:
Wesley E. Bass                                       None              50,001-100,000
Marc P. Blum                                         None               over $100,000
Thomas Gayner                                        None               over $100,000
Jerry D. Geist                                       None               over $100,000
D. James Guzy                                        None               over $100,000
G. Bernard Hamilton                                  None               over $100,000
Samuel H. Iapalucci (3)                              None              $10,001-50,000
Robert P. Morgenthau                                 None               over $100,000
Theodore B. Smith, Jr.                               None               over $100,000
Christian R. Sonne                                   None               over $100,000
Marsha Williams                                      None               over $100,000
INSIDE DIRECTORS: (1)
Jeremy H. Biggs                                      None               over $100,000
Andrew A. Davis                                      None               over $100,000
Christopher C. Davis                                 None               over $100,000

(1)  Andrew A. Davis and Christopher C. Davis are employed by and own shares in the Adviser. Jeremy Biggs owns shares of the Adviser. All three are considered to be "interested persons" of the Funds as defined in the
     Investment Company Act of 1940.

(2)  Total Invested in All Funds is the aggregate dollar range of investments in all Funds overseen by the individual director and managed by Davis Selected
     Advisers, L.P. This includes the Davis Funds for all directors and also the
     Selected Funds for Andrew Davis, Christopher Davis and Marsha Williams.

(3)  Mr. Iapalucci became a director on January 1, 2006.

                                       39

              INDEPENDENT DIRECTORS' AFFILIATIONS AND TRANSACTIONS

None of the Independent Directors (or their immediate family members) owns any securities issued by the Davis Funds' investment adviser, sub-adviser, principal underwriter or any company (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the above listed companies (hereafter referred to as the "Adviser and its affiliates").
Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units
(directly, indirectly or both) in the Adviser and are considered Inside
Directors.

In October 2004, Christopher Davis, an officer and controlling person of the
Adviser and an officer and director of each of the Davis Funds, sold a residential house to Robert Morgenthau, an Independent Director, for approximately $375,000, which represented fair market value as determined by
Bunce Realty, a licensed real estate agent employing generally accepted methods of real estate appraisal. Christopher Davis had owned the house for more than two years prior to the date of sale. As part of the same transaction,
Christopher Davis sold the furnishings of the house to Robert Morgenthau for approximately $75,000, which was equivalent to fair market value as determined by invoices for the furniture.

Other than as described above, none of the Independent Directors (or their immediate family members) have had any direct or indirect interest, the value of which exceeds $60,000, during the last two calendar years in the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any material interest in any transaction, or series of transactions, during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis
Funds, or any fund managed by the Adviser or the Adviser and its affiliates.

None of the Independent Directors (or their immediate family members) have had any direct or indirect relationships during the last two years, in which the amount involved exceeds $60,000 and to which any of the following persons was a party: any Davis Fund, an officer of the Davis Funds, or any fund managed by the
Adviser, or the Adviser and its affiliates.

None of the officers of the Adviser and its affiliates have served during the last two years on the board of directors of a company where an Independent
Director (or their immediate family members) served as an officer.

                        CERTAIN SHAREHOLDERS OF THE FUND

As of March 31, 2006, officers and directors owned less than 1% of the outstanding shares of each of the Funds.

The following table sets forth as of March 31, 2006, the name and holdings of each person known by Davis Variable Account Fund, Inc. to be a record owner of more than 5% of the outstanding shares of any the Funds. Other than as indicated
below, the Funds are not aware of any shareholder that beneficially owns more than 25% of the Funds' total outstanding shares.

                                       40

                              NAME AND ADDRESS OF SHAREHOLDER(S) OWNING
                                           MORE THAN 5% OF                PERCENT OF CLASS
         PORTFOLIO                DAVIS VARIABLE ACCOUNT FUND, INC.          OUTSTANDING
---------------------------   -----------------------------------------   ----------------

DAVIS VALUE PORTFOLIO         Merrill Lynch Life Insurance Co.
                              Jacksonville, FL                                 36.03%

                              Allianz Life Insurance Company of North
                              America Minneapolis, MN                          29.85%

                              Pruco Life Insurance Company of Arizona
                              Newark, NJ                                       10.50%

                              Guardian Ins & Annuity Co. Inc.
                              Guardian Separate A/C E
                              Bethlehem, PA                                     7.40%

DAVIS FINANCIAL PORTFOLIO     Allianz Life Insurance Company of North
                              America Minneapolis, MN                          84.65%

                              Guardian Ins & Annuity Co. Inc.
                              Guardian Separate A/C E
                              Bethlehem, PA                                     9.78%

DAVIS REAL ESTATE PORTFOLIO   Guardian Ins & Annuity Co. Inc.
                              Guardian Separate A/C E
                              Bethlehem, PA                                    51.85%

                              Guardian Ins & Annuity Co. Inc.
                              Guardian Separate A/C D
                              Bethlehem, PA                                    27.60%

                              Guardian Ins & Annuity Co. Inc.
                              Guardian Separate A/C A
                              Bethlehem, PA                                    10.15%

                                       41

                          INVESTMENT ADVISORY SERVICES

DAVIS SELECTED ADVISERS, L.P. AND DAVIS SELECTED ADVISERS-NY, INC. Davis
Selected Advisers, L.P. (the "Adviser"), whose principal office is at 2949 East
Elvira Road, Suite 101, Tucson, Arizona 85706, serves as investment adviser for
Davis New York Venture Fund, Inc., Davis Series, Inc., Davis Variable Account
Fund, Inc. (collectively the "Davis Funds"), Selected American Shares, Inc.,
Selected Special Shares, Inc., and Selected Capital Preservation Trust
(collectively the "Selected Funds"). The Adviser also provides advisory or sub-advisory services to other parties including other registered investment companies, private accounts, offshore funds, and managed money/wrap accounts.
Davis Investments, LLC, an entity controlled by Christopher C. Davis is the
Adviser's sole general partner. Christopher C. Davis is Chief Executive Officer of the Adviser and, as the sole member of the general partner, controls the
Adviser. Davis Distributors, LLC (the "Distributor"), a subsidiary of the
Adviser, serves as the distributor or principal underwriter of the funds that the Adviser administers, including Davis Funds, Selected Funds, and offshore funds. Davis Selected Advisers - NY, Inc., ("Sub-Adviser") a wholly owned subsidiary of the Adviser, performs investment management, research and other services for the Davis Funds on behalf of the Adviser under sub-advisory agreements with the Adviser.

ADVISORY AGREEMENT WITH DAVIS SELECTED ADVISERS, L.P. AND SUB-ADVISORY AGREEMENT
WITH DAVIS SELECTED ADVISERS-NY, INC. Each Fund pays the Adviser an advisory fee at fixed annual rate based on average net assets, equal to 0.75%. These fees may be higher than those of most other mutual funds but are not necessarily higher than those paid by funds with similar objectives. The Funds paid the following aggregate advisory fees to the Adviser:

                               FOR FISCAL YEAR ENDED DECEMBER 31,
                              ------------------------------------
                                 2005         2004         2003
                              ----------   ----------   ----------
DAVIS VALUE PORTFOLIO         $4,893,824   $4,578,270   $2,684,022
DAVIS FINANCIAL PORTFOLIO     $  839,332   $  676,192   $  349,711
DAVIS REAL ESTATE PORTFOLIO   $  457,652   $  331,425   $  189,005

The Adviser is contractually committed to waive fees and/or reimburse the Funds'
expenses to the extent necessary to cap total annual fund operating expenses at
1% until May 1, 2007; after that date, there is no assurance that expenses will be capped. What the Funds' expense ratios would have been without the expense cap are discussed in the Financial Highlights table.

In accordance with the provisions of the 1940 Act, the Advisory Agreement and
Sub-Advisory Agreement will terminate automatically on assignment and are subject to cancellation on 60 days' written notice by the Board of Directors, the vote of the holders of a majority of the Funds' outstanding shares or the
Adviser. The continuance of the Advisory Agreement and Sub-Advisory Agreement
must be approved at least annually by the Funds' Board of Directors or by the vote of holders of a majority of the outstanding shares of the Funds. In addition, any new agreement, or the continuation of the existing agreement, must be approved by a majority of Directors who are not parties to the agreements or interested persons of any such party. The Advisory Agreement also makes provisions for portfolio transactions and brokerage policies of the Fund, which are discussed above under "Portfolio Transactions."

The Adviser has entered into a Sub-Advisory Agreement with its wholly owned subsidiary, Davis Selected Advisers - NY, Inc., where the Sub-Adviser performs research and other services on behalf of the Adviser. Under the Agreement, the
Adviser pays all of the Sub-Adviser's direct and indirect costs of operation.
All of the fees paid to the Sub-Adviser are paid by the Adviser and not the
Funds.

Pursuant to the Advisory Agreement, the Adviser, subject to the general supervision of the Funds' Board of Directors, provides management and investment advice and furnishes statistical, executive and clerical personnel, bookkeeping, office space and equipment necessary to carry out its investment advisory functions and such corporate managerial duties as requested by the Board of
Directors of the Funds. The Funds bear all expenses other than those specifically assumed by the Adviser under the Advisory Agreement, including preparation of its tax returns, financial reports to regulatory authorities, dividend

                                       42

determinations, transaction and accounting matters related to its custodian bank, transfer agency, custodial and shareholder services, and qualification of its shares under federal and state securities laws. The Funds reimburse the
Adviser for providing certain services, including accounting and administrative services, and shareholder services. Such reimbursements are detailed below:

DAVIS VALUE PORTFOLIO                      2005     2004     2003
---------------------------------------   ------   ------   ------
Accounting and administrative services:   $6,000   $6,000   $6,000
Shareholder services:                     $   49   $   57   $   56

DAVIS FINANCIAL PORTFOLIO
Accounting and administrative services:   $6,000   $6,000   $6,000
Shareholder services:                     $   29   $   35   $   34

DAVIS REAL ESTATE PORTFOLIO
Accounting and administrative services:   $6,000   $6,000   $6,000
Shareholder services:                     $   27   $   32   $   31

APPROVAL OF THE ADVISORY AND SUB-ADVISORY AGREEMENTS. The Board of Directors is
scheduled to meet four times a year. The Directors, including the Independent
Directors, believe that matters bearing on the Advisory and Sub-Advisory
Agreements are considered at most, if not all, of their meetings. The
Independent Directors are advised by independent legal counsel selected by the
Independent Directors. A discussion of the Directors considerations is included in the semi-annual report.

UNIQUE NATURE OF EACH FUND. The Adviser may serve as the investment adviser or sub-adviser to other funds that have investment objectives and principal investment strategies similar to those of the Davis Funds. While the Davis Funds may have many similarities to these other funds, the investment performance of each fund will be different due to a number of differences between the funds, including differences in sales charges, expense ratios and cash flows.

CODE OF ETHICS. The Adviser, Sub-Adviser, Distributor and the Davis Funds have adopted a Code of Ethics meeting the requirements of Rule 17j-1 that regulate the personal securities transactions of the Adviser's investment personnel, other employees and affiliates with access to information regarding securities transactions of the Davis Funds. Such employees may invest in securities, including securities that may be purchased or held by the Davis Funds. A copy of the Code of Ethics is on public file with, and available from, the Securities and Exchange Commission.

CONTINUING REGULATION. Davis Advisors, like most other asset managers, is subject to ongoing inquiries from the SEC and/or NASD regarding industry practices.

LITIGATION. In June 2004, a proposed class action lawsuit was filed in the
United States District Court for the Southern District of New York on behalf of investors in certain mutual funds ("Funds") managed by Davis Selected Advisers
L.P. ("Davis Advisors") including the Davis Funds (but not Davis Variable
Account Funds). The plaintiffs claim that Davis Advisors and its affiliates, and the individual directors of the Funds (collectively the "Defendants") used Fund assets to pay brokers to market the Funds and that the Defendants disguised such payments as brokerage commissions and further failed to disclose such payments in public filings or elsewhere. The lawsuit seeks damages of unspecified amounts. Three substantially identical proposed class action lawsuits were filed against the Defendants later in June and July 2004 in the United States District
Court for the Southern District of New York. All four suits were consolidated into a single action. In October 2005 the District Court issued an order dismissing the consolidated amended class action complaint. The plaintiffs subsequently sought a motion for reconsideration which was denied in November
2005. In December 2005 the plaintiffs filed an appeal with the United States
Court of Appeals for the Second Circuit. In April 2006, the plaintiffs notified the Defendants that they are withdrawing their appeal.

                                       43

PROXY VOTING POLICIES. The Board has directed the Adviser to vote the Fund's portfolio securities in conformance with the Adviser's Proxy Voting Policies and
Procedures. These procedures are summarized in Appendix B.

                               PORTFOLIO MANAGERS

DAVIS VALUE PORTFOLIO AND DAVIS FINANCIAL PORTFOLIO

The Portfolio Managers of Davis Value Portfolio and Davis Financial Portfolio
are Christopher Davis and Kenneth Feinberg. They are the persons primarily responsible for investing the Funds' assets on a daily basis.

Other Accounts Managed. As of December 31, 2005, Christopher Davis and Kenneth
Feinberg served as portfolio manager for (i) 24 registered investment companies with approximately $57 billion in total net assets; (ii) 10 other pooled investment vehicles with approximately $1 billion in total net assets; and (iii)
approximately 38 thousand other accounts (primarily managed money/wrap accounts)
with approximately $11 billion in total net assets.

Structure of Compensation. Kenneth Feinberg's compensation for services provided to the Adviser consists of (i) a base salary; (ii) an annual bonus equal to a percentage of growth in the Adviser's profits; (iii) awards of equity ("Units")
in the Adviser including Units, options on Units, and/or phantom Units; and (iv)
an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis, versus the S&P 500 Index, and versus peer groups as defined by
Morningstar or Lipper. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Christopher Davis' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

Ownership of Fund Shares. Ownership of shares issued by Davis Variable Account
Funds, Inc. is limited to insurance companies which offer variable annuity and/or variable life products. Neither Christopher Davis nor Kenneth Feinberg own any shares of Davis Variable Account Funds, Inc.

DAVIS REAL ESTATE PORTFOLIO

The Portfolio Managers of Davis Real Estate Portfolio are Andrew Davis and
Chandler Spears. They are the persons primarily responsible for investing the
Fund's assets on a daily basis.

Other Accounts Managed As of December 31, 2005. Andrew Davis served as portfolio manager for (i) 4 registered investment companies with approximately $1.3 billion in total net assets; (ii) 2 other pooled investment vehicles with approximately $552 million in total net assets; and (iii) two other accounts with approximately $55 million in total net assets.

Chandler Spears served as portfolio manager for (i) 3 registered investment companies with approximately $937 million in total net assets; (ii) 2 other pooled investment vehicles with approximately $552 million in total net assets;
and (iii) two other accounts with approximately $55 million in total net assets.

Structure of Compensation. Mr. Spears' compensation for services provided to the
Adviser consists of (i) a base salary; (ii) an annual discretionary bonus; (iii)
awards of equity ("Units") in the Adviser including options on Units and/or phantom Units; and (iv) an incentive plan whereby the Adviser purchases shares in selected funds managed by the Adviser. At the end of specified periods, generally five-years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis, versus relative to the performance of similar funds. The

                                       44

Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

Andrew Davis' compensation for services provided to the Adviser consists of a base salary. The Adviser's portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k)
plan comparable to that received by other company employees.

Ownership of Fund Shares. Ownership of shares issued by Davis Variable Account
Funds, Inc. is limited to insurance companies which offer variable annuity and/or variable life products. Neither Andrew Davis nor Chandler Spears own any shares of Davis Variable Account Funds, Inc.

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers, focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment weightings that are used in connection with the management of the portfolios.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the portfolios, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals) the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

Finally, substantial investment of the Adviser or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, the Adviser has adopted policies and procedures intended to ensure that all clients are treated fairly over time. The Adviser does not receive an incentive based fee on any account.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PORTFOLIO HOLDINGS INFORMATION IS PROTECTED. Davis Funds' portfolio holdings are proprietary information which the Adviser is committed to protecting. Davis
Funds have adopted procedures reasonably designed to ensure that portfolio holdings are not released on a selective basis except to qualified persons rendering services to the Funds which require that they receive information concerning portfolio holdings. Neither the Funds, nor the Adviser receive compensation with respect to the disclosure of portfolio holdings.

HOW PORTFOLIO HOLDINGS INFORMATION IS RELEASED. Davis Funds may disclose portfolio holdings to outside persons in a number of situations, including the following: (1) disclosure to a broker-dealer of one or more securities in connection with the purchase or sale by a Fund of such securities; (2) requests for price

                                       45

quotations on individual securities from a broker-dealer for the purpose of calculating the Fund's net asset value; (3) requests for bids on one or more securities; (4) disclosures in connection with litigation involving Fund portfolio securities; (5)disclosure to regulatory authorities; (6) Davis Funds'
portfolio managers may from time to time make statements to the press about a
Fund's portfolio and the securities subject to these statements may or may not have been previously disclosed; (7) employees of the Adviser may attend due diligence meetings with existing or potential investors in which specific Fund holdings are discussed and other information which the employee reasonably believes cannot be used in a manner which would be harmful to the Funds; and the
Adviser may provide a wide variety of information about Davis Funds (other than portfolio holdings) to existing and potential investors and intermediaries working on behalf of such investors. Such information may not be available from publicly available information and may consist of statistical and analytical information concerning the portfolio as a whole and how it has performed, without naming specific portfolio securities.

Davis Funds' portfolio holdings procedures prohibit release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries which distribute the Funds' shares and other parties which are not employed by the Adviser or its affiliates. Portfolio holdings may be reviewed by third parties for legitimate business purposes, but only if: (1) the Chief Operating Officer, or his designee, currently the Funds' Chief Compliance Officer, considers the application for review and, in his or her business judgment, the requesting third party (i) has a legitimate business purpose for reviewing the portfolio holdings and (ii) does not pose a material risk to the client(s) whose portfolios will be reviewed; and (2) the third party enters into an acceptable
Confidentiality Agreement (including a duty not to trade). Davis Funds' Board of
Directors are notified of the addition of new third parties at the next scheduled quarterly meeting of the Board of Directors. The Directors review the addition of new third parties, considering whether or not the release of information to the third parties is in the best interest of the Funds and shareholders.

PUBLIC DISCLOSURE OF PORTFOLIO HOLDINGS. Information about portfolio holdings which has previously been made public may be freely shared. Information about portfolio holdings may become "public" by (1) publication on the Davis Funds'
website, (2) filing with the SEC on Form N-CSR or Form N-Q (only quarterly filings, not voluntary filings), or (3) other publication determined by the
Adviser's Chief Legal Officer or his designee, in writing stating his rational, to be public.

Davis Funds generally publish their portfolio holdings at the end of each fiscal quarter with a 60-day lag. Davis Funds' Executive Vice President, or his
designee, currently the Funds' Chief Compliance Officer, may authorize publication portfolio holdings on a more frequent basis. Portfolio holdings will then be published on the Davis Funds' website.

THIRD PARTIES RECEIVING PORTFOLIO HOLDINGS INFORMATION. As of December 1, 2005,
each of the below listed third party service providers have been approved to receive information concerning Davis Funds' portfolio holdings: (1) KPMG LLP
(serves the as the Fund's Independent Registered Public Accounting Firm); (2)
IRRC (provides proxy voting services); (3) UBS (provides securities lending services); (4) Wilshire Associates (provides investment performance attribution reports); and (5) State Street Bank and Trust (serves as the Funds' custodian bank).

ADMINISTRATION. The Fund's Chief Compliance Officer oversees the release of portfolio holdings information, including authorizing the release of portfolio holdings.

                           DISTRIBUTION OF FUND SHARES

Davis Variable Account Fund, Inc. has adopted a plan under Rule 12b-1
("Distribution Plan"), which, in the future, would allow each Fund to pay distribution and other fees for the distribution of its shares and for services provided to shareholders or shareholders of the insurance separate accounts investing in the Fund. At the current time the Funds are not paying any distribution fees. In the future the Funds may pay up to 0.25% of average annual net assets. Because these fees would be paid out of the Fund's assets on an on-

                                       46

going basis, over time these fees may increase the cost of your investment and may cost you more than paying other types of sales charges.

Under the Distribution Plan each Fund may in the future reimburse the
Distributor for some of its distribution expenses. The Distribution Plan was approved by the Funds' Board of Directors in accordance with Rule 12b-1 under the 1940 Act. Rule 12b-1 regulates the manner in which a mutual fund may assume costs of distributing and promoting the sale of its shares. Payments pursuant to a Distribution Plan would be included in the operating expenses of the Fund. The
Distribution Plan continues annually so long as it is approved in the manner provided by Rule 12b-1 or unless earlier terminated by vote of the majority of the Independent Directors or a majority of a Fund's outstanding shares. The
Distributor is required to furnish quarterly written reports to the Board of
Directors detailing the amounts expended under the Distribution Plan. The
Distribution Plan may be amended, provided that all such amendments comply with the applicable requirements then in effect under Rule 12b-1. Currently, Rule
12b-1 provides that as long as the Distribution Plan is in effect, Davis
Variable Account Fund, Inc. must commit the selection and nomination of candidates for new Independent Directors to the sole discretion of the existing
Independent Directors.

Payments under the Distribution Plan are limited to an annual rate of 0.25% of a
Fund's average daily net asset value. Such payments are made to reimburse the
Distributor for the fees it pays to its salespersons and other firms for selling the Funds' shares, servicing its shareholders and maintaining its shareholder accounts, producing sales literature, printing prospectuses for prospective investors and other marketing purposes. In addition, to the extent that any investment advisory fees paid by Davis Variable Account Fund, Inc. may be deemed to be indirectly financing any activity that is principally intended to result in the sale of Davis Variable Account Fund, Inc. shares within the meaning of
Rule 12b-1, the Distribution Plan authorizes the payment of such fees.

THE DISTRIBUTOR. Davis Distributors, LLC (the "Distributor"), 2949 East Elvira
Road, Suite 101, Tucson, Arizona 85706, is a wholly owned subsidiary of the
Adviser and, pursuant to a Distributing Agreement, acts as principal underwriter of the Davis Funds' shares on a continuing basis. By the terms of the
Distributing Agreement, the Distributor pays for all expenses in connection with the preparation, printing and distribution of advertising and sales literature for use in offering the Davis Funds' shares to the public, including reports to shareholders to the extent they are used as sales literature. The Distributor also pays for the preparation and printing of prospectuses other than those forwarded to existing shareholders. The continuance and assignment provisions of the Distributing Agreement are the same as those of the Advisory Agreement.

                        OTHER IMPORTANT SERVICE PROVIDERS

CUSTODIAN. State Street Bank and Trust Company ("State Street" or "Custodian"),
P.O Box 8406, Boston, MA 02266-8406, serves as custodian of each Davis Fund's assets. The Custodian maintains all of the instruments representing the Davis
Funds' investments and all cash. The Custodian delivers securities against payment on sale and pays for securities against delivery on purchase. The
Custodian also remits the Davis Funds' assets in payment of their expenses, pursuant to instructions of officers or resolutions of the Board of Directors.
The Custodian also provides certain fund accounting and transfer agent services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. KPMG LLP ( KPMG ), 707 17 Street,
Suite 2700, Denver, CO 80202, serves as independent registered public accountants for each of the Davis Funds. KPMG audits the Fund's financial statements and performs other related audit services and meets with the Audit
Committee of the Board of Directors. In addition, KPMG reviews federal and state income tax returns and related forms.

COUNSEL. Seyfarth Shaw LLP, 55 E. Monroe St., Suite 4200, Chicago, IL
60603-5803, serves as counsel to the Davis Funds and also serves as counsel for the Independent Directors.

                                       47

SECTION III: GENERAL INFORMATION

                         DETERMINING THE PRICE OF SHARES

The prospectus describes procedures used to determine the price of shares. This
Statement of Additional Information supplements that discussion.

NET ASSET VALUE. The net asset value per share of each Fund's shares is determined daily by dividing the total value of investments and other assets, less any liabilities, by the total outstanding shares. The net asset value of each Fund is determined daily as of the earlier of the close of the New York
Stock Exchange (the "Exchange") or 4 p.m. Eastern Standard Time on each day that the Exchange is open for trading.

The price per share for purchases or redemptions made directly through State
Street Bank and Trust generally is the value next computed after State Street
Bank and Trust receives the purchase order or redemption request.

The Davis Funds do not price their shares or accept orders for purchases or redemptions on days when the New York Stock Exchange is closed. Such days currently include New Year's Day, Martin Luther King, Jr. Day, President's Day,
Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and
Christmas Day.

Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Distributor will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the net asset value next computed after such acceptance.
Such order may be transmitted to the Davis Funds or their agents several hours after the time of the acceptance and pricing.

VALUATION OF PORTFOLIO SECURITIES. The valuation of each Fund's portfolio securities is described in the Fund's prospectus and annual report.

                              FEDERAL INCOME TAXES

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal
Revenue Code of 1986, as amended (the "Code"). Each Fund has qualified as a regulated investment company and expects to remain qualified as such. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not qualify as a regulated investment company, it will be subject to corporate tax on its net investment income and net capital gains at the corporate tax rates. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to tax on the amount that is not distributed.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities.
Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.
Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

                                       48

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the variable annuity contracts and variable life insurance policies (that is, the assets of the Funds) that are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of Federal income tax on a variable annuity contract or variable life insurance policy owner with respect to the increase in the value of the variable annuity contract or variable life insurance policy.
Section 817(h)(2) provides that a segregated asset account that funds contracts such as the variable annuity contracts and variable life insurance policies is treated as meeting the diversification standards if, as of the close of each calendar quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

The Treasury Regulations amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above.
Under the regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, but each
United States government agency or instrumentality is treated as a separate issuer.

Each Fund is managed with the intention of complying with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made that would affect the investment performance of a Portfolio.

You should consult your contract prospectus and your own tax adviser regarding specific questions about federal, state and local tax issues relating to your contract.

                                PERFORMANCE DATA

From time to time, the Funds may advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.

THE FUNDS' TOTAL RETURNS DO NOT REFLECT FEES AND EXPENSES APPLICABLE TO YOUR
VARIABLE ANNUITY OR VARIABLE LIFE INSURANCE CONTRACT. IF THOSE FEES AND EXPENSES
WERE REFLECTED, THE RETURNS WOULD BE LOWER. Consult your contract prospectus for the amounts of those contract fees and charges. To keep shareholders and potential investors informed, the Funds may, from time to time, advertise information regarding their performance. These performance figures are based on historical results and are not intended to indicate future performance.

CUMULATIVE TOTAL RETURN AND AVERAGE ANNUAL TOTAL RETURN

The cumulative total return and the average annual total return (each is defined below) with respect to each of the Funds for the periods indicated below is as follows:

                                                    Cumulative    Average Annual
                                               Total Return(1)   Total Return(2)
                                               ---------------   ---------------
Davis Value Portfolio
For periods ended December 31, 2005:
One year                                             9.44%             9.44%
Five years                                          19.70%             3.66%
Period from July 1, 1999 (life of portfolio)        34.28%             4.63%

                                       49

Davis Financial Portfolio
For periods ended December 31, 2005:
One year                                             8.38%             8.38%
Five years                                          17.77%             3.32%
Period from July 1, 1999 (life of portfolio)        43.17%             5.67%

Davis Real Estate Portfolio
For periods ended December 31, 2005:
One year                                            13.14%            13.14%
Five years                                         130.55%            18.18%
Period from July 1, 1999 (life of portfolio)       153.64%            15.37%

(1)  "Cumulative Total Return" is a measure of a fund's performance encompassing all elements of return. Total return reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. Total return is determined by assuming a hypothetical investment at the beginning of the period, adding in the reinvestment of all income dividends and capital gains, calculating the ending value of the investment at the net asset value as of the end of the specified time period and subtracting the amount of the original investment and dividing the original investment. This calculated amount then is expressed as a percentage by multiplying by 100. Periods of less than one year are not annualized.

(2)  "Average Annual Total Return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated separately for each
     Fund in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                           P(1+T)n = ERV

                  Where:   P       =     hypothetical initial payment of $1,000

                           T       =     average annual total return

                           n       =     number of years

                           ERV     =     ending redeemable value at the end of
                                         the period of a hypothetical $1,000
                                         payment made at the beginning of such
                                         period.

This calculation: (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates; and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

                                       50

30-DAY SEC YIELD

The 30-Day SEC Yield (defined below) of Davis Real Estate Portfolio for the period ended December 31, 2005 was 3.00%.

"30-Day SEC Yield" is computed in accordance with a standardized method prescribed by the rules of the SEC. Thirty-Day SEC Yield is a measure of the net investment income per share (as defined) earned over a specified 30-day period expressed as a percentage of the maximum offering price of the Funds' shares at the end of the period. Such yield figure was determined by dividing the net investment income per share on the last day of the period, according to the following formula:

           30-Day SEC Yield = 2 [(a - b + 1) 6 - 1]
                                 ------
                                   cd

Where:     a =      dividends and interest earned during the period.

           b =      expenses accrued for the period.

           c =      the average daily number of shares outstanding
                    during the period that were entitled to receive
                    dividends.

           d =      the maximum offering price per share on the last day
                    of the period.

Davis Real Estate Portfolio's 30-Day SEC Yield will fluctuate depending on prevailing interest rates, quality, maturities, types of instruments held and operating expenses. Thus, any yield quotation should not be considered representative of future results. If a broker-dealer charges investors for services related to the purchase or redemption of Fund shares, the yield effectively will be reduced.

PERFORMANCE RANKINGS

Lipper Rankings. From time to time the Funds may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment style. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

Morningstar Ratings and Rankings. From time to time the Funds may publish the ranking and/or star rating of the performance of its classes of shares by
Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds.

Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.
Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future result.

For each fund with at least a three-year history, Morningstar calculates a
Morningstar Rating(TM) metric each month by subtracting the return on a 90-day
U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive five stars, the next 22.5% receive four stars, the next 35%
receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and 10-year
(if applicable) Morningstar Rating metrics. Past performance is no guarantee of future results.

                                       51

Each Fund also may compare its total return ranking to that of other funds in its Morningstar category, in addition to its star ratings. Those total return rankings are percentages from one percent to one hundred percent and are not risk adjusted. For example, if a fund is in the 94th percentile, that means that
94% of the funds in the same category performed better than it did.

Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors also may wish to compare the returns of each Davis Fund to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts and other forms of fixed- or variable-time deposits and various other instruments such as Treasury bills. However, none of the Davis Funds' returns or share prices are guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the
U.S. government.

From time to time, the Fund may publish rankings or ratings of the Adviser or
Transfer Agent and of the investor services provided by them to shareholders of the Davis Funds, other than performance rankings of the Funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based on the opinions of the rating or ranking service itself, using its research or judgment, or based on surveys of investors, brokers, shareholders or others.

OTHER PERFORMANCE STATISTICS

In reports or other communications to shareholders and in advertising material, the performance of the Fund may be compared to recognized unmanaged indices or averages of the performance of similar securities. Also, the performance of the
Fund may be compared to that of other funds of comparable size and objectives as listed in the rankings prepared by Lipper Analytical Services, Inc.,
Morningstar, Inc., or similar independent mutual fund rating services, and the
Fund may use evaluations published by nationally recognized independent ranking services and publications. Any given performance comparison should not be considered representative of the Fund's performance for any future period.

In advertising and sales literature the Davis Funds may publish various statistics describing its investment portfolio such as the Fund's average Price to Book and Price to Earnings ratios, beta, alpha, R-squared, standard deviation, etc.

The performance of the Funds may be compared in publications to the performance of various indices and investments for which reliable performance data is available and to averages, performance rankings or other information prepared by recognized mutual fund statistical services. The Fund's Annual Report and
Semi-Annual Report contain additional performance information and will be made available on request and without charge by calling Davis Funds toll-free at
1-800-279-0279, Monday through Friday, 9 a.m. to 6 p.m. Eastern Standard Time.

                                       52

                                   APPENDIX A:
                       QUALITY RATINGS OF DEBT SECURITIES

MOODY'S CORPORATE BOND RATINGS

AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

AA - Bonds that are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group, they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade-obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

BAA - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA - Bonds that are rated Ba are judged to have speculative elements as their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any longer period of time may be small.

CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

CA - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATE BOND RATINGS

AAA - Debt rated AAA has the highest rating assigned by Standard and Poor's.
Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                                       53

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-
rating.

CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent on favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
B or B- rating.

CC - The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used on the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S COMMERCIAL PAPER RATINGS

Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1 (superior capacity), Prime-2 (strong capacity) and Prime-3 (acceptable capacity). In assigning ratings to an issuer that represents that its commercial paper obligations are supported by the credit of another entity or entities,
Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

The S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
Ratings are graded in four categories, ranging from A for the highest quality to
D for the lowest. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Within the A category, the numbers 1, 2 and 3 indicate relative degrees of safety. The addition of a plus sign to the category A-1 denotes that the issue is determined to possess overwhelming safety characteristics.

                                       54

                                   APPENDIX B
                           SUMMARY OF DAVIS ADVISORS'
                      PROXY VOTING PROCEDURES AND POLICIES
                                  APRIL 1, 2004

Davis Selected Advisers, L.P. ("Davis Advisors") votes on behalf of its clients in matters of corporate governance through the proxy voting process. Davis
Advisors takes its ownership responsibilities very seriously and believes the right to vote proxies for its Clients' holdings is a significant asset of the clients. Davis Advisors exercises its voting responsibilities as a fiduciary, solely with the goal of maximizing the value of its clients' investments.

Davis Advisors votes proxies with a focus on the investment implications of each issue. For each proxy vote, Davis Advisors takes into consideration its duty to clients and all other relevant facts available to Davis Advisors at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis.

Davis Advisors has adopted written Proxy Voting Procedures and Policies and established a Proxy Oversight Group to oversee voting policies and deal with potential conflicts of interest. In evaluating issues, the Proxy Oversight Group may consider information from many sources, including the portfolio manager for each client account, management of a company presenting a proposal, shareholder groups, and independent proxy research services.

Clients may obtain a copy of Davis Advisors' Proxy Voting Procedures and
Policies, and/or a copy of how their own proxies were voted, by writing to:

     Davis Selected Advisers, L.P.
     Attn: Chief Compliance Officer
     2949 East Elvira Road, Suite 101
     Tucson, Arizona, 85706

A copy of Davis Advisors' Proxy Voting Procedures and Policies is also included in Davis Advisors' Form ADV Part II.

GUIDING PRINCIPLES

Creating Value for Existing Shareholders. The most important factors that we consider in evaluating proxy issues are: (i) the Company's or management's long-term track record of creating value for shareholders. In general, we will consider the recommendations of a management with a good record of creating value for shareholders as more credible than the recommendations of managements with a poor record; (ii) whether, in our estimation, the current proposal being considered will significantly enhance or detract from long-term value for existing shareholders; and (iii) whether a poor record of long term performance resulted from poor management or from factors outside of managements control.

                                       55

Other factors which we consider may include:

(a) Shareholder Oriented Management. One of the factors that Davis Advisors considers in selecting stocks for investment is the presence of shareholder-oriented management. In general, such managements will have a large ownership stake in the company. They will also have a record of taking actions and supporting policies designed to increase the value of the company's shares and thereby enhance shareholder wealth. Davis Advisors' research analysts are active in meeting with top management of portfolio companies and in discussing their views on policies or actions which could enhance shareholder value.
Whether management shows evidence of responding to reasonable shareholder suggestions, and otherwise improving general corporate governance, is a factor which may be taken into consideration in proxy voting.

(b) Allow responsible management teams to run the business. Because we try generally to invest with "owner oriented" managements (see above), we vote with the recommendation of management on most routine matters, unless circumstances such as long standing poor performance or a change from our initial assessment indicate otherwise. Examples include the election of directors and ratification of auditors. Davis Advisors supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, Davis Advisors opposes proposals that limit management's ability to do this. Davis Advisors will generally vote with management on shareholder social and environmental proposals on the basis that their impact on share value is difficult to judge and is therefore best done by management.

(c) Preserve and expand the power of shareholders in areas of corporate governance. Equity shareholders are owners of the business, and company boards and management teams are ultimately accountable to them. Davis Advisors supports policies, plans and structures that promote accountability of the board and management to owners, and align the interests of the board and management with owners. Examples include: annual election of all board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. Davis Advisors generally opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, excessive option plans, and repricing of options.

Davis Advisors exercises its professional judgment in applying these principles to specific proxy votes. Davis Advisors Proxy Procedures and Policies provides additional explanation of the analysis which Davis Advisors may conduct when applying these guiding principles to specific proxy votes.

CONFLICTS OF INTEREST

A potential conflict of interest arises when Davis Advisors has business interests that may not be consistent with the best interests of its client. In reviewing proxy issues to identify any potential material conflicts between
Davis Advisors' interests and those of its clients,

Davis Advisors' Proxy Oversight Group is charged with resolving material potential conflicts of interest which it becomes aware of. It is charged with resolving conflicts in a manner that is consistent with the best interests of clients. There are many acceptable methods of resolving potential conflicts, and the Proxy Oversight Group exercises its judgment and discretion to determine an appropriate means of resolving a potential conflict in any given situation:

     (1)  Votes consistent with the "General Proxy Voting Policies," are presumed to be consistent with the best interests of clients;

     (2)  Davis Advisors may disclose the conflict to the client and obtain the client's consent prior to voting the proxy;

     (3)  Davis Advisors may obtain guidance from an independent third party;

     (4)  The potential conflict may be immaterial; or

     (5)  Other reasonable means of resolving potential conflicts of interest which effectively insulate the decision on how to vote client proxies from the conflict.

                                       56

                                    FORM N-1A

                        DAVIS VARIABLE ACCOUNT FUND, INC.

        POST-EFFECTIVE AMENDMENT NO. 10 UNDER THE SECURITIES ACT OF 1933
                      REGISTRATION STATEMENT NO. 333-76407

                                       AND

    POST-EFFECTIVE AMENDMENT NO. 10 UNDER THE INVESTMENT COMPANY ACT OF 1940
                            REGISTRATION NO. 811-9293

                                     PART C

                                OTHER INFORMATION

Item 22. Exhibits:

               (a)       Articles of Incorporation. Articles of Incorporation.
                         Incorporated by reference to Exhibit (a) of Registrants
                         registration statement 333-76407 filed on Edgar April
                         16, 1999.

               (b)       By-laws. Incorporated by reference to Exhibit (b) of
                         Registrants registration statement 333-76407 filed on
                         Edgar April 16, 1999.

               (c)       Instruments Defining Rights of Security Holders. Not
                         applicable.

               (d)(1)    Investment Advisory Contracts. Between Davis Variable
                         Account Fund, Inc. and Davis Selected Advisers, L.P.
                         dated January 1, 2001. Incorporated by reference to
                         Exhibit (d)(1) of Registrants registration statement
                         333-76407 filed on Edgar February 23, 2001.

               (d)(2)    Sub-Advisory Agreement between Davis Selected Advisers,
                         L.P., and Davis Selected Advisers - NY, Inc., dated
                         January 1, 2001. Incorporated by reference to Exhibit
                         (d)(2) of Registrants registration statement 333-76407
                         filed on Edgar February 23, 2001.

               (e)       Underwriting Contracts. Distributor's Agreement dated
                         January 1, 2001. Incorporated by reference to Exhibit
                         (e) of Registrants registration statement 333-76407
                         filed on Edgar April 26, 2002.

               (f)       Bonus or Profit Sharing Contracts. Not applicable.

               (g)       Custodian Agreements. Custodian Agreement with State
                         Street Bank and Trust Company, dated September 5, 2000.
                         Incorporated by reference to Exhibit (g) of Registrants
                         registration statement 333-76407 filed on Edgar
                         February 23, 2001.

               (h)(1)*   Other Material Contracts. Transfer Agent Agreement with
                         Boston Financial Data Services dated January 1, 2006.

               (h)(2)    Form of Participation Agreement. Incorporated by
                         reference to Exhibit (h)(2) of Registrants registration
                         statement 333-76407 filed on Edgar April 16, 1999.

                                       1

               (h)(3)    Agreement to Waive Fees and Reimburse Expenses.
                         Incorporated by reference to Exhibit (h)(3) of
                         Registrants registration statement 333-76407 filed on
                         Edgar February 23, 2001.

               (i)*      Legal Opinion. Opinion and Consent of Counsel, Seyfarth
                         Shaw, LLP.

               (j)*      Other Opinions. Consent of Independent Accountants,
                         KPMG, LLP.

               (k)       Omitted Financial Statements. Incorporated from the
                         most recent annual report filed on Edgar.

               (l)       Initial Capital Agreements. Not applicable.

               (m)       Rule 12b-1 Plan. Rule 12b-1 Plan, as amended 12/05/00.
                         Incorporated by reference to Exhibit (m) of Registrants
                         registration statement 333-76407 filed on Edgar
                         February 23, 2001.

               (n)       Rule 18f-3 Plan. Not applicable

               (o)       Reserved

               (p)       Code of Ethics. Code of Ethics as amended February 1,
                         2005. Incorporated by reference to Exhibit (p) of
                         Registrants registration statement 333-76407 filed on
                         Edgar February 15, 2005.

               (q)(1)    Other Exhibits. Powers of Attorney of the Registrant,
                         Officers and Board of Directors of Davis New York
                         Venture Fund, Inc., Davis Series, Inc., and Davis
                         Variable Account Fund, Inc. appointing Arthur Don and
                         Thomas Tays as attorneys-in-fact dated January 11,
                         2001. Incorporated by reference to Exhibit (q) of
                         Registrants registration statement 333-76407 filed on
                         Edgar February 23, 2001.

               (q)(2)    Other Exhibits. Powers of Attorney of the Registrant,
                         Officers of Davis New York Venture Fund, Inc. (Eich and
                         Reed), dated September 13, 2002 appointing Arthur Don
                         and Thomas Tays as attorneys-in-fact. Incorporated by
                         reference to Exhibit (q)(2) of Registrants registration
                         statement 333-76407 filed on Edgar April 17, 2003

               (q)(3)    Other Exhibits. Power of Robert Morgenthau, dated
                         December 3, 2002 appointing Arthur Don and Thomas Tays
                         as attorneys-in-fact. Incorporated by reference to
                         Exhibit (q)(3) of Registrants registration statement
                         333-76407 filed on Edgar April 17, 2003

               (q)(4)    Other Exhibits. Power of Thomas Gayner, dated April 19,
                         2004 appointing Arthur Don and Thomas Tays as
                         attorneys-in-fact. Incorporated by reference to Exhibit
                         (q)(4) of Registrants registration statement 333-76407
                         filed on Edgar April 27, 2004

               (q)(5)    Other Exhibits. Power of Douglas Haines, Principal
                         Financial Officer, dated September 14, 2004 appointing
                         Arthur Don and Thomas Tays as attorneys-in-fact. Filed
                         herein. Incorporated by reference to Exhibit (q)(5) of
                         Registrants registration statement 333-76407 filed on
                         Edgar February 15, 2005.

               (q)(7)*   Other Exhibits. Power of Samuel H. Iapalucci, dated
                         February 17, 2006 appointing Arthur Don and Thomas Tays
                         as attorneys-in-fact.

                                       2

                                 * Filed herein

Item 23. Persons Controlled by or Under Common Control With Registrant

Information pertaining to persons controlled by or under common control with
Registrant is incorporated by reference from the Statement of Additional
Information contained in Part B of this Registration Statement.

Item 24. Indemnification

Registrant's Articles of Incorporation indemnifies its directors, officers and employees to the full extent permitted by Section 2-418 of the Maryland General
Corporation Law, subject only to the provisions of the Investment Company Act of
1940. The indemnification provisions of the Maryland General Corporation Law
(the "Law") permit, among other things, corporations to indemnify directors and officers unless it is proved that the individual (1) acted in bad faith or with active and deliberate dishonesty, (2) actually received an improper personal benefit in money, property or services, or (3) in the case of a criminal proceeding, had reasonable cause to believe that his act or omission was unlawful. The Law was also amended to permit corporations to indemnify directors and officers for amounts paid in settlement of stockholders' derivative suits.

In addition, the Registrant's directors and officers are covered under a policy to indemnify them for loss (subject to certain deductibles) including costs of defense incurred by reason of alleged errors or omissions, neglect or breach of duty. The policy has a number of exclusions including alleged acts, errors, or omissions which are finally adjudicated or established to be deliberate, dishonest, malicious or fraudulent or to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties in respect to any registered investment company. This coverage is incidental to a general policy carried by the Registrant's adviser.

In addition to the foregoing indemnification, Registrant's Articles of
Incorporation exculpate directors and officers with respect to monetary damages except to the extent that an individual actually received an improper benefit in money property or services or to the extent that a final adjudication finds that the individual acted with active and deliberate dishonesty.

Item 25. Business and Other Connections of Investment Adviser

Davis Selected Advisers, L.P. ("DSA") and affiliated companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered domestic and off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-adviser to other investment companies. Affiliated companies include:

Davis Investments, LLC: the sole general partner of DSA. Controlled by its sole member, Christopher C. Davis.

Venture Advisers, Inc.: is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Selected Advisers - NY, Inc.: a wholly-owned subsidiary of DSA, is a federally registered investment adviser which serves as sub-adviser for may of
DSA's advisory clients.

Davis Distributors LLC: a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of the Davis Funds and
Selected Funds.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

ANDREW A. DAVIS (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. Director
and President or Vice President of each of the Davis Funds and the Selected
Funds. President of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

                                       3

CHRISTOPHER C. DAVIS (7/13/65), 609 Fifth Avenue, New York, NY 10017. Director
and Chief Executive Officer, President, and/or Vice President of each of the
Davis Funds and the Selected Funds; Director, Chairman and Chief Executive
Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA, which are described above. Is an employee of Shelby Cullom Davis & Co., a registered broker/dealer.

KENNETH C. EICH (8/14/53), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Executive Vice President and Principal Executive Officer of each of the Davis
Funds, Selected Funds, and Clipper Fund; Chief Operating Officer of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

DOUGLAS HAINES (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Treasurer Chief Financial Officer, Principal Financial Officer, and
Principal Accounting Officer of each of the Davis Funds, the Selected Funds, and
Clipper Fund; Vice President of Davis Investments, LLC.

SHARRA L. REED (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President Chief Compliance Officer of each of the Davis Funds, the Selected
Funds, and Clipper Fund; Vice President of Davis Investments, LLC. Also serves as Chief Compliance Officer for DSA and as a senior officer for several companies affiliated with DSA which are described above.

THOMAS D. TAYS (03/07/57), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706.
Vice President, Secretary of each of the Davis Funds, Selected Funds, and
Clipper Fund; Vice President Chief Legal Officer and Secretary, Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

GARY TYC (05/27/56), 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Vice
President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis
Investments, LLC. Also serves as a senior officer for several companies affiliated with DSA which are described above.

RUSSELL O. WIESE (05/18/66) 609 Fifth Avenue, New York, NY 10017. Chief
Marketing Officer of Davis Investments, LLC. Also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

Item 26. Principal Underwriter

(a) Davis Distributors, LLC, a wholly owned subsidiary of the Adviser, located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706, is the principal underwriter for each of the Davis Funds, the Selected Funds, and Clipper Fund:
Davis New York Venture Fund Inc., Davis Series, Inc., Davis Variable Account
Fund, Inc., Selected American Shares, Inc., Selected Special Shares, Inc., and
Selected Capital Preservation Trust, Clipper Fund, Inc. and Clipper Funds Trust.

(b) Management of the Principal Underwriter:

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH       POSITIONS AND OFFICES
BUSINESS ADDRESS                      UNDERWRITER                  WITH REGISTRANT
----------------------------   --------------------------   ----------------------------

Kenneth C. Eich                President                    Executive Vice President and
2949 East Elvira Road, Suite                                Principal Executive Officer
101
Tucson, AZ  85706
Russell Wiese                  Chief Marketing Officer      None
609 Fifth Avenue,
New York, NY  10017.

                                        4

Gary P. Tyc                    Vice President, Treasurer    None
2949 East Elvira Road, Suite   and Assistant Secretary
101
Tucson, AZ  85706
Anthony Frazia                 Chief Compliance Officer     None
609 Fifth Avenue,
New York, NY  10017.

Thomas D. Tays                 Vice President and           Vice President and Secretary
2949 East Elvira Road, Suite   Secretary
101
Tucson, AZ  85706

(c) Not applicable.

Item 27. Location of Accounts and Records

Accounts and records are maintained at the offices of Davis Selected Advisers,
L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, and at the
offices of the Registrant's custodian, State Street Bank and Trust Company, One
Heritage Drive, North Quincy, Massachusetts 02107, and the Registrant's transfer agent State Street Bank and Trust, c/o Service Agent, BFDS, Two Heritage Drive,
Seventh Floor, North Quincy, Massachusetts 02107.

Item 28. Management Services

         Not  applicable

Item 29. Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                        DAVIS VARIABLE ACCOUNT FUND, INC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment
Company Act of 1940, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tucson and State of Arizona on the 24th day of April, 2006.

The Registrant hereby certifies that this Post Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485 of the Securities
Act of 1933.

                                               DAVIS VARIABLE ACCOUNT FUND, INC.

                                               *By: /s/ Thomas Tays
                                                    ----------------------------
                                                        Thomas Tays
                                                        Attorney-in-Fact

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed below by the following persons in the capacities indicated.

                                        5

    Signature                    Title                     Date
    ---------                    -----                     ----
Kenneth  Eich*     Principal Executive Officer        April 24, 2006
Kenneth  Eich

Douglas  Haines*   Principal Financial Officer; and
Douglas  Haines    Principal Accounting Officer       April 24, 2006

                                                  *By: /s/ Thomas Tays
                                                       -------------------------
                                                           Thomas Tays
                                                           Attorney-in-Fact

*Thomas Tays signs this document on behalf of the Registrant and each of the foregoing officers pursuant to powers of attorney. Incorporated by reference to
Exhibits (q)(1), (q)(2) and (q)(5), of Part C of this Registration Statement. .

                                                  /s/ Thomas Tays
                                                  ------------------------------
                                                  Thomas Tays
                                                  Attorney-in-Fact

                                        6

                        DAVIS VARIABLE ACCOUNT FUND, INC.

Pursuant to the requirements of the Securities Act of 1933, this Registration
Statement has been signed on April 24, 2006 by the following persons in the capacities indicated.

              Signature                  Title
              ---------                 --------

Jeremy H. Biggs*                        Director
-------------------------------------
Jeremy H. Biggs

Marc P. Blum*                           Director
-------------------------------------
Marc P. Blum

Andrew A. Davis*                        Director
-------------------------------------
Andrew A. Davis

Christopher C. Davis*                   Director
-------------------------------------
Christopher C. Davis

Thomas  S.  Gayner*                     Director
-------------------------------------
Thomas  S. Gayner

Jerry D. Geist*                         Director
-------------------------------------
Jerry D. Geist

D. James Guzy*                          Director
-------------------------------------
D. James Guzy

G. Bernard Hamilton*                    Director
-------------------------------------
G. Bernard Hamilton

Samuel H. Iapalucci*                    Director
-------------------------------------
Samuel H. Iapalucci

Robert P. Morgenthau*                   Director
-------------------------------------
Robert P. Morgenthau

Theodore B. Smith, Jr*.                 Director
-------------------------------------
Theodore B. Smith, Jr.

Christian R. Sonne*                     Director
-------------------------------------
Christian R. Sonne

Marsha Williams*                        Director
-------------------------------------
Marsha Williams

*Thomas Tays signs this document on behalf of each of the foregoing persons pursuant to powers of attorney. Incorporated by reference to Exhibits (q)(1),
(q)(3), (q)(4), and (q)(7) of Part C of this Registration Statement.

                                        /s/ Thomas Tays
                                        ----------------------------------------
                                        Thomas Tays
                                        Attorney-in-Fact

                                        7

                                  EXHIBIT LIST

23(h)(1)   Transfer Agent Agreement
23(i)      Opinion and Consent of Counsel, Seyfarth Shaw, LLP.
23(j)      Consent of Independent Accountants, KPMG, LLP.
23(q)(7)   POA of Samuel H. Iapalucci

                                        8